                                                                     Exhibit 4.1

                          WAMU ASSET ACCEPTANCE CORP.,

                                  as Depositor

                                       and

                                    [_____],

                                   as Servicer

                                       and

                                    [_____],

                                   as Trustee

                                       and

                                    [_____],

                               as Delaware Trustee

                         POOLING AND SERVICING AGREEMENT

                                    $[_____]

                           WaMu Asset Acceptance Corp.

                     WaMu Mortgage Pass-Through Certificates

                                 Series [_____]

                              Cut-Off Date: [_____]

                                TABLE OF CONTENTS

                                                                            Page
ARTICLE I .....................................................................3
   Section 1.01. Definitions...................................................3
      Adjustment Date..........................................................3
      Aggregate Certificate Principal Balance..................................3
      Appraised Value..........................................................3
      Assignment of Proprietary Lease..........................................3
      Authenticating Agent.....................................................4
      Authorized Denomination..................................................4
      Available Distribution Amount............................................4
      Bankruptcy Loss..........................................................5
      Beneficial Holder........................................................5
      Benefit Plan Opinion.....................................................5
      Book-Entry Certificates..................................................5
      Business Day.............................................................5
      Buydown Agreement........................................................5
      Buydown Fund.............................................................5
      Buydown Fund Account.....................................................6
      Buydown Loan.............................................................6
      Carry-Forward Subsequent Recoveries Amount...............................6
      Certificate..............................................................6
      Certificate Account......................................................6
      Certificateholder or Holder..............................................6
      Certificate Interest Rate................................................7
      Certificate of Trust.....................................................7
      Certificate Principal Balance............................................7
      Certificate Register and Certificate Registrar...........................7
      Class....................................................................7
      Class [_____] Certificates...............................................7
      Class B Certificates.....................................................7
      Class [_____] Certificates...............................................7

                                TABLE OF CONTENTS
                                   (Continued)

                                                                            Page
      Class [_____] Certificates...............................................7
      Class [_____] Certificates...............................................7
      Class [_____] Certificates...............................................7
      Class [_____] Certificates...............................................7
      Class [_____] Certificates...............................................8
      Class Principal Balance..................................................8
      Class [_____] Certificates...............................................8
      Clean-Up Call Percentage.................................................8
      Clearing Agency..........................................................8
      Closing Date.............................................................8
      Code.....................................................................8
      Company..................................................................8
      Compensating Interest....................................................9
      Cooperative..............................................................9
      Cooperative Apartment....................................................9
      Cooperative Lease........................................................9
      Cooperative Loans........................................................9
      Cooperative Stock........................................................9
      Cooperative Stock Certificate............................................9
      Corporate Trust Office...................................................9
      Corporation..............................................................9
      Cumulative Carry-Forward Subsequent Recoveries Amount....................9
      Curtailment.............................................................10
      Curtailment Shortfall...................................................10
      Custodial Account for P&I...............................................10
      Custodial Account for Reserves..........................................10
      Custodial Agreement.....................................................11
      Custodian...............................................................11
      Cut-Off Date............................................................11
      Definitive Certificates.................................................11

                                TABLE OF CONTENTS
                                   (Continued)

                                                                            Page
      Delaware Trustee........................................................11
      Depositary Agreement....................................................11
      Destroyed Mortgage Note.................................................11
      Determination Date......................................................11
      Disqualified Organization...............................................11
      Distribution Amount.....................................................11
      Distribution Date.......................................................13
      DTC.....................................................................13
      DTC Participant.........................................................14
      Due Date................................................................14
      Eligible Institution....................................................14
      Eligible Investments....................................................14
      ERISA...................................................................15
      ERISA Restricted Certificate............................................15
      Event of Default........................................................16
      Excess Liquidation Proceeds.............................................16
      Excess Subsequent Recoveries............................................16
      FDIC....................................................................16
      FHA.....................................................................16
      Fannie Mae..............................................................16
      Final Maturity Date.....................................................16
      Fitch...................................................................16
      Fraud Loss..............................................................16
      Freddie Mac.............................................................16
      Index...................................................................16
      Indirect DTC Participants...............................................16
      Initial Custodial Agreement.............................................16
      Initial Custodian.......................................................17
      Insurance Proceeds......................................................17
      Interest Distribution Amount............................................17

                                TABLE OF CONTENTS
                                   (Continued)

                                                                            Page
      Investment Account......................................................17
      Investment Depository...................................................17
      Junior Subordinate Certificates.........................................17
      Last Scheduled Distribution Date........................................17
      Lender..................................................................17
      Liquidated Mortgage Loan................................................17
      Liquidation Principal...................................................18
      Liquidation Proceeds....................................................18
      Loan-to-Value Ratio.....................................................18
      Lowest Class B Owner....................................................18
      Margin..................................................................18
      MERS....................................................................18
      MERS Loan...............................................................18
      MERS'r' System..........................................................18
      MIN ....................................................................18
      MOM Loan................................................................19
      Monthly P&I Advance.....................................................19
      Monthly Payment.........................................................19
      Moody's.................................................................19
      Mortgage................................................................19
      Mortgage File...........................................................19
      Mortgage Interest Rate..................................................21
      Mortgage Loan Schedule..................................................22
      Mortgage Loans..........................................................22
      Mortgage Note...........................................................22
      Mortgage Pool...........................................................22
      Mortgage Pool Assets....................................................22
      Mortgaged Property......................................................23
      Mortgagor...............................................................23
      Nonrecoverable Advance..................................................23

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
      Non-U.S. Person.........................................................23
      Notice Addresses........................................................23
      OTS.....................................................................23
      Officer's Certificate...................................................24
      One-Year CMT............................................................24
      Opinion of Counsel......................................................24
      Original Trust Agreement................................................24
      Original Value..........................................................24
      Ownership Interest......................................................24
      Pass-Through Entity.....................................................24
      Pass-Through Rate.......................................................24
      Paying Agent............................................................24
      Payoff..................................................................25
      Payoff Earnings.........................................................25
      Payoff Interest.........................................................25
      Payoff Period...........................................................25
      Percentage Interest.....................................................25
      Periodic Cap............................................................25
      Permitted Transferee....................................................26
      Person..................................................................26
      Prepaid Monthly Payment.................................................26
      Primary Insurance Policy................................................26
      Principal Balance.......................................................26
      Principal Payment.......................................................27
      Principal Payment Amount................................................27
      Principal Prepayment....................................................27
      Principal Prepayment Amount.............................................27
      Prior Period............................................................27
      Prospectus..............................................................27
      Purchase Obligation.....................................................27

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
      Purchase Price..........................................................27
      Qualified Insurer.......................................................28
      Rate Ceiling............................................................28
      Rate Floor..............................................................28
      Rating Agency...........................................................28
      Ratings.................................................................28
      Realized Loss...........................................................28
      Recognition Agreement...................................................29
      Record Date.............................................................29
      Relief Act Shortfall....................................................29
      REMIC...................................................................30
      REMIC Provisions........................................................30
      REMIC I.................................................................30
      REMIC I Assets..........................................................30
      REMIC I Regular Interests...............................................30
      Residual Certificates...................................................30
      Residual Distribution Amount............................................30
      Responsible Officer.....................................................30
      S&P.....................................................................30
      Secretary of State......................................................30
      Securities Act..........................................................30
      Security Agreement......................................................30
      Selling and Servicing Contract..........................................30
      Senior Certificates.....................................................31
      Senior Liquidation Amount...............................................31
      Senior Percentage.......................................................31
      Senior Prepayment Percentage............................................31
      Senior Principal Distribution Amount....................................33
      Senior Subordinate Certificates.........................................33
      Servicer................................................................33

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
      Servicer Business Day...................................................33
      Servicing Fee...........................................................33
      Servicing Fee Rate......................................................33
      Servicing Officer.......................................................33
      Special Primary Insurance Policy........................................33
      Special Primary Insurance Premium.......................................33
      Statutory Trust Statute.................................................34
      Subordinate Certificates................................................34
      Subordinate Liquidation Amount..........................................34
      Subordinate Percentage..................................................34
      Subordinate Prepayment Percentage.......................................34
      Subordinate Principal Distribution Amount...............................34
      Subordinate Principal Prepayments Distribution Amount...................34
      Subordination Level.....................................................34
      Subsequent Recoveries...................................................34
      Substitute Mortgage Loan................................................35
      Tax Matters Person......................................................35
      Termination Date........................................................35
      Termination Payment.....................................................35
      Transfer................................................................35
      Transferee..............................................................35
      Transferee Affidavit and Agreement......................................35
      Trust...................................................................35
      Trustee.................................................................35
      Uncollected Interest....................................................35
      Uncompensated Interest Shortfall........................................36
      Underwriters............................................................36
      Underwriting Standards..................................................36
      Uninsured Cause.........................................................36
      U.S. Person.............................................................36

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
      VA......................................................................36
      Weighted Average Pass-Through Rate......................................36
      Withdrawal Date.........................................................36

ARTICLE II     CREATION OF THE TRUST; CONVEYANCE OF THE MORTGAGE POOL
               ASSETS; REMIC ELECTION AND DESIGNATIONS; ORIGINAL ISSUANCE OF
               CERTIFICATES...................................................37

   Section 2.01.    Creation of the Trust.....................................37
   Section 2.02.    Restrictions on Activities of the Trust...................38
   Section 2.03.    Separateness Requirements.................................38
   Section 2.04.    Conveyance of Mortgage Pool Assets; Security Interest.....40
   Section 2.05.    Delivery of Mortgage Files................................41
   Section 2.06.    REMIC Election for REMIC I................................42
   Section 2.07.    Acceptance by Trustee.....................................44
   Section 2.08.    Representations and Warranties of the Company Concerning
                    the Mortgage Loans........................................46
   Section 2.09.    Acknowledgment of Transfer of Mortgage Pool Assets........50
   Section 2.10.    Acknowledgement of Transfer of REMIC I Assets;
                    Authentication of Certificates............................50
   Section 2.11.    Legal Title...............................................51
   Section 2.12.    Compliance with ERISA Requirements........................51
   Section 2.13.    Additional Representation of the Company Concerning the
                    Mortgage Loans............................................51

ARTICLE III    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.................51

   Section 3.01.    ___________ to Act as Servicer............................51
   Section 3.02.    Custodial Accounts and Buydown Fund Accounts..............54
   Section 3.03.    The Investment Account; Eligible Investments..............55
   Section 3.04.    The Certificate Account...................................56
   Section 3.05.    Permitted Withdrawals from the Certificate Account, the
                    Investment Account and Custodial Accounts for P&I and of
                    Buydown Funds from the Buydown Fund Accounts..............57
   Section 3.06.    Maintenance of Primary Insurance Policies; Collections
                    Thereunder................................................59
   Section 3.07.    Maintenance of Hazard Insurance...........................59

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
   Section 3.08.    Enforcement of Due-on-Sale Clauses; Assumption
                    Agreements................................................60
   Section 3.09.    Realization Upon Defaulted Mortgage Loans.................61
   Section 3.10.    Trustee to Cooperate; Release of Mortgage Files...........63
   Section 3.11.    Compensation to the Servicer and the Servicers............63
   Section 3.12.    Reports to the Trustee; Certificate Account Statement.....64
   Section 3.13.    Annual Statement as to Compliance.........................64
   Section 3.14.    Access to Certain Documentation and Information
                    Regarding the Mortgage Loans..............................64
   Section 3.15.    Annual Independent Public Accountants' Servicing
                    Report....................................................65
   Section 3.16.    [Reserved.]...............................................65
   Section 3.17.    [Reserved.]...............................................65
   Section 3.18.    [Reserved.]...............................................65
   Section 3.19.    [Reserved.]...............................................65
   Section 3.20.    Assumption or Termination of Selling and Servicing
                    Contracts by Trustee......................................65

ARTICLE IV     PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES............66

   Section 4.01.    Distributions to Certificateholders; Payment of Special
                    Primary Insurance Premiums................................66
   Section 4.02.    Advances by the Servicer; Distribution Reports to the
                    Trustee...................................................67
   Section 4.03.    Nonrecoverable Advances...................................68
   Section 4.04.    Statements to Certificateholders..........................68

ARTICLE V      THE CERTIFICATES...............................................69

   Section 5.01.    The Certificates..........................................69
   Section 5.02.    Certificates Issuable in Classes; Distributions of
                    Principal and Interest; Authorized Denominations..........75
   Section 5.03.    Registration of Transfer and Exchange of Certificates.....76
   Section 5.04.    Mutilated, Destroyed, Lost or Stolen Certificates.........76
   Section 5.05.    Persons Deemed Owners.....................................77
   Section 5.06.    Temporary Certificates....................................77
   Section 5.07.    Book-Entry for Book-Entry Certificates....................77
   Section 5.08.    Notices to Clearing Agency................................78

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
   Section 5.09.    Definitive Certificates...................................79
   Section 5.10.    Office for Transfer of Certificates.......................79
   Section 5.11.    Nature of Certificates....................................79

ARTICLE VI     THE COMPANY AND THE SERVICER...................................80

   Section 6.01.    Liability of the Company and the Servicer.................80
   Section 6.02.    Merger or Consolidation of the Company or the Servicer....80
   Section 6.03.    Limitation on Liability of the Company, the Servicer and
                    Others....................................................80
   Section 6.04.    The Company and the Servicer not to Resign................81
   Section 6.05.    Trustee Access............................................81

ARTICLE VII    DEFAULT........................................................81

   Section 7.01.    Events of Default.........................................81
   Section 7.02.    Trustee to Act; Appointment of Successor..................84
   Section 7.03.    Notification to Certificateholders........................85

ARTICLE VIII   CONCERNING THE TRUSTEES........................................85

   Section 8.01.    Duties of Trustees........................................85
   Section 8.02.    Certain Matters Affecting the Trustees....................87
   Section 8.03.    Trustees Not Liable for Certificates or Mortgage Loans....88
   Section 8.04.    Trustees May Own Certificates.............................88
   Section 8.05.    The Servicer to Pay Trustees' Fees and Expenses...........88
   Section 8.06.    Eligibility Requirements for Trustees.....................89
   Section 8.07.    Resignation and Removal of Trustees.......................89
   Section 8.08.    Successor Trustee.........................................90
   Section 8.09.    Merger or Consolidation of Trustee........................90
   Section 8.10.    Appointment of Co-Trustee or Separate Trustee.............91
   Section 8.11.    Authenticating Agents.....................................92
   Section 8.12.    Paying Agents.............................................92
   Section 8.13.    Duties of Delaware Trustee................................93
   Section 8.14.    Amendment to Certificate of Trust.........................94
   Section 8.15.    Limitation of Liability...................................94

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
ARTICLE IX     TERMINATION....................................................94

   Section 9.01.    Termination Upon Purchase by the Servicer or
                    Liquidation of All Mortgage Loans.........................94
   Section 9.02.    Additional Termination Requirements.......................96
   Section 9.03.    Trust Irrevocable.........................................97

ARTICLE X      MISCELLANEOUS PROVISIONS.......................................97

   Section 10.01.   Amendment.................................................97
   Section 10.02.   Recordation of Agreement..................................98
   Section 10.03.   Limitation on Rights of Certificateholders................98
   Section 10.04.   Access to List of Certificateholders......................99
   Section 10.05.   Governing Law............................................100
   Section 10.06.   Notices..................................................100
   Section 10.07.   Severability of Provisions...............................100
   Section 10.08.   Counterpart Signatures...................................100
   Section 10.09.   Benefits of Agreement....................................100
   Section 10.10.   Notices and Copies to Rating Agencies....................101

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
Exhibit A   Form of Certificates
Exhibit B   [Reserved]
Exhibit C   [Reserved]
Exhibit D   Mortgage Loan Schedule
Exhibit E   Selling And Servicing Contract
Exhibit F   Form of Transferor Certificate For Junior Subordinate
               Certificates
Exhibit G   Form of Transferee's Agreement For Junior Subordinate
               Certificates
Exhibit H   Form of Additional Matter Incorporated Into The Certificates
Exhibit I   Transferor Certificate
Exhibit J   Transferee Affidavit And Agreement
Exhibit K   [Reserved]
Exhibit L   Form of Investment Letter
Exhibit M   Form of Trustee's Certification Pursuant to Section 2.02
Exhibit N   Officer's Certificate With Respect to ERISA Matters Pursuant
               to Section 5.01(d)
Exhibit O   Officer's Certificate With Respect to ERISA Matters Pursuant
               to Section 5.01(g)

     This Pooling and Servicing Agreement, dated and effective as of [_____] (this "Agreement"), is executed by and among WaMu Asset Acceptance Corp., as depositor (the "Company"), [_____], a ______________, as Servicer (the "Servicer"), [_____], a national banking association with a corporate trust office at [_____], as Trustee (the "Trustee"), and [_____], as Delaware Trustee (the "Delaware Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

                              PRELIMINARY STATEMENT

     The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trust. On the Closing Date, the Company will acquire the Certificates from the Trust as consideration for its transfer to the Trust of the Mortgage Loans and certain other assets and will be the owner of the Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for (i) the conveyance to the Trust of the Mortgage Loans and certain other assets and (ii) the issuance to the Company of the Certificates, representing in the aggregate the entire beneficial interest in REMIC I. Each of the Company and the Servicer is entering into this Agreement, and the Trustee and the Delaware Trustee are each accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Certificates issued hereunder, other than the Junior Subordinate Certificates, have been offered for sale pursuant to a Prospectus, dated [_____], and a Prospectus Supplement, dated [_____], of the Company (together, the "Prospectus"). The Junior Subordinate Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated [_____]. The Trust created hereunder is intended to be the "Trust" described in the Prospectus and the Private Placement Memorandum and the Certificates are intended to be the "Certificates" described therein. The following table sets forth the designation, type of interest, Certificate Interest Rate, initial Class Principal Balance and Final Maturity Date for the Certificates:

                                REMIC I Interests

Class Designation for              Certificate   Initial Class
    each Class of       Type of      Interest      Principal     Final Maturity
     Certificates       Interest     Rate (1)       Balance           Date*
---------------------   --------   -----------   -------------   --------------
Class [_]                [_____]    [_____](2)      $[_____]         [_____]
Class [_]                [_____]    [_____](3)       [_____]         [_____]
Class [_]                [_____]    [_____]          [_____]         [_____]
Class [_]                [_____]    [_____]          [_____]         [_____]
Class [_]                [_____]    [_____]          [_____]         [_____]
Class [_]                [_____]    [_____]          [_____]         [_____]
Class [_]                [_____]    [_____]          [_____]         [_____]
Class [_]                [_____]    [_____]%         [_____]         [_____]

*     [_____]
(1)   [_____]
(2)   [_____]
(3)   [_____]

     As provided herein, with respect to REMIC I, the Company will cause an election to be made on behalf of REMIC I to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class [_____] Certificates) will be designated regular interests in REMIC I and the Class [_____] Certificates will be designated the sole class of residual interest in REMIC I, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans have an aggregate Principal Balance of $[_____]and the Certificates have an Aggregate Certificate Principal Balance of $[_____].

                                  WITNESSETH :

     WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Servicer is a _____________ duly organized and existing under and by virtue of the laws of ____________ and has full [corporate] power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States of America and has full power and authority to enter into this Agreement;

     WHEREAS, the Delaware Trustee is a banking corporation duly organized and existing under the laws of the State of Delaware and has full power and authority to enter into this Agreement;

     WHEREAS, prior to the execution and delivery hereof, the Company and the Delaware Trustee have entered into the Original Trust Agreement, and the Delaware Trustee has filed the Certificate of Trust;

     WHEREAS, it is the intention of the Company, the Trustee and the Delaware Trustee that the Trust created by this Agreement constitute a statutory trust under the Statutory Trust Statute, that this Agreement constitute the governing instrument of the Trust, and that this Agreement amend and restate the Original Trust Agreement;

     WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein; and

     WHEREAS, the Company has been duly authorized to create the Trust to (i) hold the Mortgage Loans and certain other property and (ii) issue the Certificates.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are to be issued, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Servicer, the Trustee and the Delaware Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as applicable, as follows:

                                   ARTICLE I

     Section 1.01. Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Adjustment Date: As to each Mortgage Loan, a Due Date on or about the fifth anniversary of the first Due Date and annually thereafter, as set forth in the related Mortgage Note, on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective.

     Aggregate Certificate Principal Balance: At any given time, the sum of the then current Class Principal Balances of the Certificates.

     Appraised Value: The amount set forth in an appraisal made by or for (a) the mortgage originator in connection with its origination of each Mortgage Loan (including a Mortgage Loan originated to refinance mortgage debt), (b) with respect to a Mortgage Loan originated to refinance mortgage debt, the originator of the mortgage debt that was refinanced or (c) the Servicer, at any time, in accordance with the Selling and Servicing Contract.

     Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment or mortgage of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

     Authorized Denomination: With respect to each Class of the Certificates, other than the Class [_____] Certificates, an initial Certificate Principal Balance equal to $[_____] and multiples of $1 in excess thereof, except that one Certificate of each Class of the Junior Subordinate Certificates may be issued in an amount that is not an integral multiple of $[_____]. With respect to the Class [_____] Certificates, one Certificate with a Percentage Interest equal to [_____]% and one Certificate with a Percentage Interest equal to [_____]%.

     Available Distribution Amount: For any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans (together with, for the first Distribution Date, the amount deposited by the Company in the Certificate Account pursuant to the last paragraph of Section 2.01):

     (1) the total amount of all cash received by or on behalf of the Servicer with respect to such Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed, including Monthly P&I Advances made by Servicers, Liquidation Proceeds and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any, except:

          (a) all scheduled payments of principal and interest collected but due subsequent to such Distribution Date;

          (b) all Curtailments received after the Prior Period;

          (c) all Payoffs received after the Payoff Period immediately preceding such Distribution Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period subsequent to the Prior Period), and interest which was accrued and received on Payoffs received during the period from the 1st to the 14th day of the month of such Distribution Date, which interest shall not be included in the calculation of the Available Distribution Amount for any Distribution Date;

          (d) Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries received on such Mortgage Loans after the Prior Period;

          (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer pursuant to the terms of this Agreement;

          (f) the sum of the Servicing Fee for each such Mortgage Loan and any Special Primary Insurance Premium payable on such Distribution Date with respect to such Mortgage Loan; and

          (g) Excess Liquidation Proceeds;

     (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Servicer:

          (a) any Monthly P&I Advance made by the Servicer to the Trustee with respect to such Distribution Date relating to such Mortgage Loans; and

          (b) Compensating Interest; and

     (3) the total amount of any cash received during the Prior Period by the Trustee or the Servicer in respect of a Purchase Obligation under Section 2.07 and Section 2.08 or any permitted purchase of such a Mortgage Loan.

     Bankruptcy Loss: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

     Beneficial Holder: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

     Benefit Plan Opinion: With respect to any Certificate presented for registration in the name of any Person, an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trust, the Trustee, the Delaware Trustee, the Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust, the Trustee, the Delaware Trustee, the Servicer or the Company.

     Book-Entry Certificates: The Class [_____] and Senior Subordinate Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

     Business Day: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Stockton, California, [Chicago, Illinois], New York, New York, Seattle, Washington or any city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

     Buydown Agreement: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

     Buydown Fund: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     Buydown Fund Account: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

     Buydown Loan: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     Carry-Forward Subsequent Recoveries Amount: For any Distribution Date, the excess, if any, of (i) the Subsequent Recoveries for such Distribution Date over
(ii) the amount by which the Class Principal Balance of the Class of Subordinate Certificates with the lowest priority is increased in respect of Subsequent Recoveries on such Distribution Date pursuant to the definition of "Class Principal Balance" herein.

     Certificate: Any one of the Certificates issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibit A and B hereto. The additional matter appearing in Exhibit H shall be deemed incorporated into Exhibit A as though set forth at the end of such Exhibit.

     Certificate Account: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States of America or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trust or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account may be invested in Eligible Investments pursuant to Section 3.04(b) and reinvestment earnings thereon shall be paid to the Servicer as additional servicing compensation. Funds deposited in the Certificate Account (exclusive of the Servicing Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 2.01,
Section 3.04, Section 3.05 and Section 4.01.

     Certificateholder or Holder: With respect to the Certificates, the person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company[, the Servicer] or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company [or the Servicer].

     Certificate Interest Rate: For each Class of Certificates, the per annum rate set forth as the Certificate Interest Rate for such Class in the Preliminary Statement hereto.

     Certificate of Trust: The certificate of trust filed with respect to the Trust with the Secretary of State in accordance with Section 3810(a) of the Statutory Trust Statute.

     Certificate Principal Balance: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

     Class: All Certificates having the same priority and rights to payments on the Mortgage Loans from the Available Distribution Amount, which Certificates shall be designated as a separate Class, and which shall be set forth in the applicable forms of Certificates attached hereto as Exhibit A. Each Class of Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Distribution Amount" only to the extent of the Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Distribution Amount."

     Class [_____] Certificates: The Certificates designated as "Class [_____]" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class [_____] Certificates: The Class [_____], Class [_____], Class [_____], Class [_____], Class [_____] and Class [_____] Certificates.

     Class [_____] Certificates: The Certificates designated as "Class [_____]" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class [_____] Certificates: The Certificates designated as "Class [_____]" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class [_____] Certificates: The Certificates designated as "Class [_____]" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class [_____] Certificates: The Certificates designated as "Class [_____]" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class [_____] Certificates: The Certificates designated as "Class [_____]" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class [_____] Certificates: The Certificates designated as "Class [_____]" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class Principal Balance: For any Class of Certificates, the applicable initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to the Certificateholders from principal payments on the Mortgage Loans, as reduced from time to time by (x) distributions of principal to the Certificateholders of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to the definition of "Realized Loss" shall be deemed effective after the determination and distribution of principal on such Class pursuant to the definition of "Distribution Amount."

     Notwithstanding the foregoing, any amounts distributed in respect of principal losses pursuant to paragraph (xxii) of the definition of "Distribution Amount" shall not cause a reduction in the Class Principal Balances of the Certificates.

     In addition to the foregoing, on each Distribution Date, the Class Principal Balance of the Class of Subordinate Certificates with the lowest priority then outstanding shall be increased by an amount equal to the lesser of
(i) the Subsequent Recoveries for such Distribution Date and (ii) the amount of Realized Losses allocated to such Class on previous Distribution Dates (the amount in this clause (ii) reduced by the amount, if any, by which such Class Principal Balance has been increased on prior Distribution Dates pursuant to this paragraph).

     The Class Principal Balance for the Class [_____] Certificates shall be referred to as the "Class [_____] Principal Balance," the Class Principal Balance for the Class [_____] Certificates shall be referred to as the "Class [_____] Principal Balance," and so on.

     Class [_____] Certificates: The Certificates designated as "Class [_____]" on the face thereof in substantially the form attached hereto as Exhibit A, which Class has been designated as the sole class of "residual interest" in REMIC I, pursuant to Section 2.06 for purposes of Section 860G(a)(2) of the Code.

     Clean-Up Call Percentage: [__]%.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     Closing Date: [_____], which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

     Code: The Internal Revenue Code of 1986, as amended.

     Company: WaMu Asset Acceptance Corp., a Delaware corporation, or its successor-in-interest.

     Compensating Interest: For any Distribution Date, the least of (i) the sum of (a) the aggregate Servicing Fee payable with respect to the Mortgage Loans on such Distribution Date, (b) the aggregate Payoff Earnings with respect to the Mortgage Loans for such Distribution Date and (c) the aggregate Payoff Interest with respect to the Mortgage Loans for such Distribution

Date; (ii) the aggregate Uncollected Interest with respect to the Mortgage Loans for such Distribution Date and (iii) 1/12 of 0.125% of the aggregate Principal Balance of the Mortgage Loans immediately preceding such Distribution Date.

     Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.04.

     Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: The corporate trust office of the Trustee, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at ____________________, Attention: ____________.

     Corporation: Any Person (other than an individual, partnership, joint venture or unincorporated organization) incorporated, associated, organized, chartered or existing under the laws of any state or under the federal laws of the United States of America; provided, that such Person have indefinite existence under the law of its domicile.

     Cumulative Carry-Forward Subsequent Recoveries Amount: For any Distribution Date, the sum of (i) the Carry-Forward Subsequent Recoveries Amount for such Distribution Date and (ii) the Carry-Forward Subsequent Recoveries Amounts for prior Distribution Dates to the extent such Carry-Forward Subsequent Recoveries Amounts have not been applied in reduction of Realized Losses on prior Distribution Dates pursuant to the first paragraph of the definition of "Realized Loss" herein.

     Curtailment: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding principal balance of the Mortgage Loan. (Prepayment penalties are not payments of principal and hence Curtailments do not include prepayment penalties.)

     Curtailment Shortfall: For any Distribution Date and for any Curtailment applied with a Monthly Payment in the Prior Period other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

     Custodial Account for P&I: The Custodial Account for principal and interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Servicer such that the rights of the Servicer, the Trustee, the Trust, the Delaware Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

     Custodial Account for Reserves: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Servicer such that the rights of the Servicer, the Trust, the Trustee, the Delaware Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

     Custodial Agreement: The agreement, if any, between the Trustee and a Custodian (or the Trustee, a Custodian and the Servicer) providing for the safekeeping of the Mortgage Files on behalf of the Trust.

     Custodian: A custodian which is appointed by the Trustee with the consent of the Servicer, as provided in Article II hereof, pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee. The reasonable fees and expenses of the Custodian shall be paid by the Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

     Cut-Off Date: [_____].

     Definitive Certificates: Certificates in definitive, fully registered and certificated form.

     Delaware Trustee: [_____], or its successor-in-interest as provided in
Section 8.09, or any successor trustee appointed as herein provided.

     Depositary Agreement: The Letter of Representations, dated August 24, 2004 by and among DTC, the Trust and the Trustee. The Trustee is authorized to enter into the Depositary Agreement on behalf of the Trust.

     Destroyed Mortgage Note: A Mortgage Note the original of which (or a portion of the original of which) was permanently lost or destroyed and has not been replaced.

     Determination Date: A day not later than the 10th day preceding a related Distribution Date, as determined by the Servicer.

     Disqualified Organization: Any Person which is not a Permitted Transferee, but does not include any Pass-Through Entity which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary.

     Distribution Amount: For any Distribution Date, the Available Distribution Amount for such Distribution Date shall be distributed to the Certificates in the following amounts and priority, to the extent of the Available Distribution Amount for such Distribution Date:

          (i) first, to the Class [_____] and Class [_____] Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (ii) second, to the Class [_____] and Class [_____] Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iii) third, to the Class [_____] and Class [_____] Certificates, as principal, the Senior Principal Distribution Amount, sequentially, as follows:

               (a) first, to the Class [_____] Certificates, until the Class [_____] Principal Balance has been reduced to zero; and

               (b) second, to the Class [_____] Certificates, until the Class [_____] Principal Balance has been reduced to zero;

          (iv) fourth, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (v) fifth, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (vi) sixth, to the Class [_____] Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class [_____] Principal Balance has been reduced to zero;

          (vii) seventh, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (viii) eighth, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (ix) ninth, to the Class [_____] Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class [_____] Principal Balance has been reduced to zero;

          (x) tenth, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xi) eleventh, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xii) twelfth, to the Class [_____] Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class [_____] Principal Balance has been reduced to zero;

          (xiii) thirteenth, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xiv) fourteenth, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xv) fifteenth, to the Class [_____] Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class [_____] Principal Balance has been reduced to zero;

          (xvi) sixteenth, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xvii) seventeenth, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xviii) eighteenth, to the Class [_____] Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class [_____] Principal Balance has been reduced to zero;

          (xix) nineteenth, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xx) twentieth, to the Class [_____] Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxi) twenty-first, to the Class [_____] Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class [_____] Principal Balance has been reduced to zero;

          (xxii) twenty-second, to the outstanding Classes of Certificates in the order of seniority (which, from highest to lowest, shall be as follows: the Class [_____] Certificates, and then Class [_____], Class [_____], Class [_____], Class [_____], Class [_____] and Class [_____] of decreasing seniority) the remaining portion, if any, of the Available Distribution Amount, up to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Class, if any; provided, however, that any amounts distributed pursuant to this paragraph (xxii) of this definition of "Distribution Amount" shall not cause a further reduction in the Class Principal Balances of any of the Classes of Certificates; and

          (xxiii) twenty-third, to the Class [_____] Certificates, the Residual Distribution Amount for such Distribution Date.

     Distribution Date: With respect to distributions on the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being Class [_____]. The "related Due Date" for any Distribution Date is the Due Date immediately preceding such Distribution Date.

     DTC: The Depository Trust Company.

     DTC Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

     Due Date: The day on which the Monthly Payment for each Mortgage Loan is due.

     Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies, (ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies,
(iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agencies, or (iv) the approval of the Rating Agencies. Such institution may be a Servicer if the applicable Selling and Servicing Contract requires such Servicer to provide the Servicer with written notice on the Business Day following the date on which such Servicer determines that its short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence. Notwithstanding the foregoing, Washington Mutual Bank, FA shall be an "Eligible Institution" if the following conditions are satisfied: (i) Washington Mutual Bank, FA is acting as Servicer, (ii) if S&P is a Rating Agency as defined herein, the long-term unsecured debt obligations of Washington Mutual Bank, FA are rated no lower than "A-" by S&P and the short-term unsecured debt obligations of Washington Mutual Bank, FA are rated no lower than "A-2" by S&P, (iii) if Fitch is a Rating Agency as defined herein, the long-term unsecured debt obligations of Washington Mutual Bank, FA are rated no lower than "A" by Fitch and the short-term unsecured debt obligations of Washington Mutual Bank, FA are rated no lower than "F1" by Fitch and (iv) if Moody's is a Rating Agency as defined herein, the long-term unsecured debt obligations of Washington Mutual Bank, FA are rated no lower than "A2" by Moody's and the short-term unsecured debt obligations of Washington Mutual Bank, FA are rated no lower than "P-1" by Moody's; provided, that if the long-term or short-term unsecured debt obligations of Washington Mutual Bank, FA are downgraded by any of the Rating Agencies to a rating lower than the applicable rating specified in this sentence, Washington Mutual Bank, FA shall cease to be an "Eligible Institution" ten Business Days after notification of such downgrade.

     Eligible Investments: Any one or more of the obligations or securities listed below in which funds deposited in the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

          (i) Obligations of, or guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States of America;

          (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party (including the Trustee in its commercial capacity) agreeing to repurchase such obligations have at the time one of the two highest short term debt ratings of the Rating Agencies and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States of America or any state (including the Trustee in its commercial capacity), provided that the debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, debt obligations of the bank holding company) at the date of acquisition thereof have one of the two highest short term debt ratings of the Rating Agencies and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iv) Obligations of, or obligations guaranteed by, any state of the United States of America or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agencies;

          (v) Commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agencies, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agencies; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account; and

          (vii) Units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agencies or which have been designated in writing by the Rating Agencies as Eligible Investments;

provided, however, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

     In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificate: Any Senior Subordinate Certificate.

     Event of Default: Any event of default as specified in Section 7.01.

     Excess Liquidation Proceeds: With respect to any Distribution Date, the sum of (i) the excess, if any, of aggregate Liquidation Proceeds received during the Prior Period over the amount that would have been received if Payoffs had been made with respect to such Mortgage Loans on the date such Liquidation Proceeds were received and (ii) any Excess Subsequent Recoveries for such Distribution Date.

     Excess Subsequent Recoveries: For any Distribution Date, the excess, if any, of (i) amounts received by the Servicer during the Prior Period (after deduction of amounts reimbursable under Section 3.05(a)(i) and (ii)) in connection with the liquidation of defaulted Mortgage Loans after such Mortgage Loans became Liquidated Mortgage Loans over (ii) the Subsequent Recoveries for such Distribution Date.

     FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: Federal Housing Administration, or any successor thereto.

     Fannie Mae: The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

     Final Maturity Date: With respect to each Class of Certificates, the date set forth in the table contained in the Preliminary Statement hereto.

     Fitch: Fitch Ratings, provided that at any time it be a Rating Agency.

     Fraud Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan.

     Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

     Index: Initially, One-Year CMT, as set forth on the Mortgage Loan Schedule. In the event such initial Index is no longer available, the Servicer will choose a new Index in accordance with the terms of the related Mortgage Note and in compliance with applicable law.

     Indirect DTC Participants: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

     Initial Custodial Agreement: The Custodial Agreement, dated the date hereof, among the Trustee, the Servicer and the Initial Custodian.

     Initial Custodian: Washington Mutual Bank fsb, which has been designated by the Company to be appointed by the Trustee to act as Custodian, and whose appointment has been approved by the Servicer.

     Insurance Proceeds: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement) covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.08 and any FHA insurance policy or VA guaranty.

     Interest Distribution Amount: For any Distribution Date, for any Class of Certificates, the amount of interest accrued during the Prior Period, at the related Certificate Interest Rate for such Class for such Distribution Date, on the respective Class Principal Balance immediately before such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class on such Distribution Date pursuant to the definitions of "Uncompensated Interest Shortfall" and "Realized Loss," respectively.

     The computation of interest accrued shall be made on the basis of a 360-day year of twelve 30-day months.

     Investment Account: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agencies.

     Investment Depository: JPMorgan Chase Bank, or another bank or trust company designated from time to time by the Servicer. The Investment Depository shall at all times be an Eligible Institution.

     Junior Subordinate Certificates: The Class [_____], Class [_____] and Class [_____] Certificates.

     Last Scheduled Distribution Date: With respect to any Class of Certificates, the Final Maturity Date for such Class.

     Lender: An institution from which the Company purchased any Mortgage Loans pursuant to a Selling and Servicing Contract.

     Liquidated Mortgage Loan: A Mortgage Loan (other than a Mortgage Loan with respect to which a Payoff has been made) for which the Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that it has received all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise. For purposes of this definition, acquisition of a Mortgaged Property by the Trust shall not constitute final liquidation of the related Mortgage Loan.

     Liquidation Principal: The principal portion of Liquidation Proceeds received with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

     Liquidation Proceeds: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than any Subsequent Recoveries.

     Loan-to-Value Ratio: The original principal amount of a Mortgage Loan divided by the Original Value; provided, however, that references to "current Loan-to-Value Ratio" or "Loan-to-Value Ratio as of the Cut-Off Date" in Section
2.08 shall be deemed to mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

     Lowest Class B Owner: An owner unaffiliated with the Company or the Servicer of (i) a 100% interest in the Class of Class B Certificates with the lowest priority or (ii) a 100% interest in a class of securities representing such interest in such Class specified in clause (i) above.

     Margin: For each Mortgage Loan, the applicable fixed per annum percentage rate specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

     MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor thereto.

     MERS Loan: Any Mortgage Loan registered on the MERS'r' System for which MERS appears as the mortgagee of record on the Mortgage or on an assignment thereof.

     MERS'r' System: The system of electronically recording transfers of Mortgages maintained by MERS.

     MIN: The Mortgage Identification Number for a MERS Loan.

     MOM Loan: A Mortgage Loan that was registered on the MERS'r' System at the time of origination thereof and for which MERS appears as the mortgagee of record on the Mortgage.

     Monthly P&I Advance: An advance of funds by the Servicer pursuant to
Section 4.02 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

     Monthly Payment: The scheduled payment of principal (if any) and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

     Moody's: Moody's Investors Service, Inc., provided that at any time it be a Rating Agency.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note.

     Mortgage File: The following documents or instruments with respect to each Mortgage Loan transferred and assigned by the Company pursuant to Section 2.04,
(X) with respect to each Mortgage Loan that is not a Cooperative Loan:

          (i) The original Mortgage Note endorsed (A) in blank, without recourse, or (B) to "[_____], as Trustee, without recourse" or to "WaMu Mortgage Pass-Through Certificates Series [_____] Trust, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee or the Trust, as applicable, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note (or portion thereof, as applicable), together with an original lost note affidavit from the originator of the Mortgage Loan or the Company (or any affiliate of the Company from which the Company acquired the Mortgage Loan), as applicable, stating that the original Mortgage Note (or portion thereof, as applicable) was lost, misplaced or destroyed, together with a copy of the Mortgage Note (or portion thereof, as applicable); provided, however, that in the event the Company acquired the Mortgage Loan from an affiliate of the Company, then the Mortgage Note (or portion thereof, as applicable) need not be endorsed in blank or to [_____] or the Trust as provided above (but, if not so endorsed, shall be made payable to, or endorsed by the mortgagee named therein to, such affiliate of the Company);

          (ii) The Buydown Agreement, if applicable;

          (iii) A Mortgage that is either

               (1) (x) the original recorded Mortgage with evidence of recording thereon for the jurisdiction in which the Mortgaged Property is located (which original recorded Mortgage, in the case of a MOM Loan, shall set forth the MIN and shall indicate that the Mortgage Loan is a MOM Loan), (y) unless the Mortgage Loan is a MERS Loan, an original Mortgage assignment thereof duly executed and acknowledged in recordable form (A) in blank or (B) to "[_____], as Trustee," or to "WaMu Mortgage Pass-Through Certificates Series [_____] Trust," and
          (z) unless the Mortgage Loan is a MOM Loan, recorded originals of all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note (or, in the case of a MERS Loan other than a MOM Loan, from the originator to MERS); or

               (2) (x) a copy (which may be in electronic form) of the Mortgage (which Mortgage, in the case of a MOM Loan, shall set forth the MIN and shall indicate that the Mortgage Loan is a MOM Loan) which represents a true and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator, the related Lender or the escrow or title company which provided closing services in connection with such Mortgage Loan as a true and correct copy the original of which has been sent for recordation, (y) unless the Mortgage Loan is a MERS Loan, an original Mortgage assignment thereof duly executed and acknowledged in recordable form (A) in blank or (B) to "[_____], as Trustee," or to "WaMu Mortgage Pass-Through Certificates Series [_____] Trust" and (z) unless the Mortgage Loan is a MOM Loan, true and correct copies, certified by the applicable county recorder or by the originator or Lender as described above, of all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note (or, in the case of a MERS Loan other than a MOM Loan, from the originator to MERS);

     provided, however, that in the event the Company acquired the Mortgage Loan from an affiliate of the Company, then the Mortgage File need not include a Mortgage assignment executed in blank or to [_____] or the Trust as provided in clause (X)(iii)(1)(y) or (X)(iii)(2)(y) above, as applicable (but the Mortgage File shall, unless the Mortgage Loan was originated by such affiliate of the Company, include an intervening Mortgage assignment to such affiliate as provided in clause (X)(iii)(1)(z) or (X)(iii)(2)(z) above, as applicable); and

          (iv) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment;

and (Y) with respect to each Cooperative Loan:

          (i) The original Mortgage Note endorsed (A) in blank, without recourse, or (B) to "[_____], as Trustee, without recourse" or to "WaMu Mortgage Pass-Through Certificates Series [_____] Trust, without recourse" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee or the Trust, as applicable, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note (or portion thereof, as applicable), together with an original lost note affidavit from the originator of the Cooperative Loan or the Company (or any affiliate of the Company from which the Company acquired the Mortgage Loan), as applicable, stating that the original Mortgage Note (or portion thereof, as applicable) was lost, misplaced or destroyed, together with a copy of the Mortgage Note (or portion thereof, as applicable); provided, however, that in the event the Company acquired the Cooperative Loan from an affiliate of the Company, then the Mortgage Note need not be endorsed in blank or to [_____] or the Trust as provided above (but, if not so endorsed, shall be made payable to, or endorsed by the originator or successor lender named therein to, such affiliate of the Company);

          (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv) The Recognition Agreement;

          (v) The Security Agreement;

          (vi) Copies of the original UCC financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC assignments or amendments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trust, each with evidence of recording thereof, evidencing the interest of the assignee under the Security Agreement and the Assignment of Proprietary Lease;

          (viii) An executed assignment of the interest of the originator in the Security Agreement, the Assignment of Proprietary Lease and the Recognition Agreement, showing an unbroken chain of title from the originator to the Trust; and

          (ix) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment;

     provided, however, that in the event the Company acquired the Cooperative Loan from an affiliate of the Company, then the Mortgage File need not include (1) a UCC assignment or amendment of the security interest referenced in clause (Y)(vi) above to the Trust as provided in clause
     (Y)(vii) above (but the Mortgage File shall, unless the Cooperative Loan was originated by such affiliate of the Company, include a UCC assignment or amendment of such security interest to such affiliate) or (2) an assignment of the interest of the originator in the Security Agreement, the Assignment of Proprietary Lease and the Recognition Agreement to the Trust as provided in clause (Y)(viii) above (but the Mortgage File shall, unless the Cooperative Loan was originated by such affiliate of the Company, include an assignment of such interest to such affiliate).

     Mortgage Interest Rate: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     Mortgage Loan Schedule: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

          (i) its loan number,

          (ii) the address of the Mortgaged Property,

          (iii) the name of the Mortgagor,

          (iv) the Original Value of the property subject to the Mortgage,

          (v) the Principal Balance as of the Cut-Off Date,

          (vi) the Mortgage Interest Rate, as of the Cut-Off Date, borne by the Mortgage Note and the Rate Ceiling, Rate Floor, subsequent Periodic Cap, Index and Margin, as applicable, borne by the Mortgage Note,

          (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date, and, if so, whether such Primary Insurance Policy is a Special Primary Insurance Policy,

          (viii) the maturity of the Mortgage Note,

          (ix) the Servicing Fee Rate, and

          (x) whether it imposes penalties for early prepayments.

     Mortgage Loans: The mortgage loans and cooperative loans (if any) listed on the Mortgage Loan Schedule and transferred and assigned to the Trust pursuant hereto. With respect to each Mortgage Loan that is a Cooperative Loan, "Mortgage Loan" shall include, but not be limited to, the Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Recognition Agreement, Cooperative Stock Certificate and Cooperative Lease, and, with respect to each Mortgage Loan other than a Cooperative Loan, "Mortgage Loan" shall include, but not be limited to the Mortgage Note and the related Mortgage.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Pool: All of the Mortgage Loans.

     Mortgage Pool Assets: (i) The Mortgage Loans (including all Substitute Mortgage Loans) identified on the Mortgage Loan Schedule, and all rights pertaining thereto, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, Cooperative Leases, Security Agreements, Assignments of Proprietary Lease, and Recognition Agreements, and all payments and distributions with respect to the Mortgage Loans payable on and after the Cut-Off Date; (ii) the Certificate Account, the Investment Account, and all money, instruments, investment property, and other property credited thereto, carried therein, or deposited therein (except amounts constituting the Servicing
Fee); (iii) the Custodial Accounts for P&I, the Custodial Accounts for Reserves, any Buydown Fund Account (to the extent of the amounts on deposit or other property therein attributable to the Mortgage Loans), and all money, instruments, investment property, and other property credited thereto, carried therein, or deposited therein (except amounts constituting the Servicing Fee);
(iv) all property that secured a Mortgage Loan and that has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; and (v) each FHA insurance policy, Primary Insurance Policy, VA guaranty, and other insurance policy related to any Mortgage Loan, and all amounts paid or payable thereunder and all proceeds thereof.

     Mortgaged Property: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan. "Mortgaged Property" shall also refer to property which once secured the indebtedness of a Mortgagor under the related Mortgage Loan but which was acquired by the Trust upon foreclosure or other liquidation of such Mortgage Loan.

     Mortgagor: The obligor on a Mortgage Note.

     Nonrecoverable Advance: With respect to any Mortgage Loan, any advance which the Servicer shall determine to be a Nonrecoverable Advance pursuant to
Section 4.03 and which was, or is proposed to be, made by (i) the Servicer or
(ii) a Servicer pursuant to its Selling and Servicing Contract.

     Non-U.S. Person: A Person that is not a U.S. Person.

     Notice Addresses: (a) In the case of the Company, ____________, Attention:
____________ (with a copy to: Washington Mutual Legal Department, 1201 Third Avenue, WMT 1706, Seattle, WA 98101, Attention: ___________) or such other address as may hereafter be furnished to the Trustee in writing by the Company,
(b) in the case of the Servicer, _______________, Attention: ___________ or such other address as may hereafter be furnished to the Trustee in writing by the Servicer, (c) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Servicer in writing by the Trustee, (d) in the case of the Delaware Trustee, 1314 King Street, Wilmington, Delaware 19801, or such other address as may hereafter be furnished to the Servicer in writing by the Delaware Trustee, (e) in the case of the Trust, c/o [_____], at the Corporate Trust Office, or such other address as may hereafter be furnished to the Servicer in writing by the Trustee, (f) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (g) in the case of S&P, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Servicer in writing by S&P and (h) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: Monitoring, or such other address as may hereafter be furnished to the Trustee and Servicer in writing by Moody's.

     OTS: The Office of Thrift Supervision, or any successor thereto.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Servicer and delivered to the Company, the Trustee or the Delaware Trustee, as applicable.

     One-Year CMT: The weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15(519) most recently available as of 45 days before the applicable Adjustment Date.

     Opinion of Counsel: A written opinion of counsel, who shall be reasonably acceptable to the Trustee or the Delaware Trustee, as applicable, and who may be counsel (including in-house counsel) for the Company or the Servicer.

     Original Trust Agreement: The Trust Agreement, dated as of [_____], between the Company and the Delaware Trustee, providing for the creation of the Trust.

     Original Value: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property.

     Ownership Interest: With respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Entity: Any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies.

     Pass-Through Rate: For each Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan less (i) the Servicing Fee Rate for such Mortgage Loan and
(ii) if such Mortgage Loan was covered by a Special Primary Insurance Policy on the Closing Date (even if no longer so covered), the per annum rate at which the applicable Special Primary Insurance Premium for such Mortgage Loan is calculated. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of such Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of such Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     Paying Agent: Any paying agent appointed by the Trustee pursuant to Section 8.12.

     Payoff: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full. (Prepayment penalties are not payments of principal and hence Payoffs do not include prepayment penalties.)

     Payoff Earnings: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Servicer during the Payoff Period, the aggregate of the interest earned by the Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

     Payoff Interest: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Servicer as additional servicing compensation.

     Payoff Period: For the first Distribution Date, the period from the Cut-Off Date through ________ 14, _____, inclusive; and for any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

     Percentage Interest: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage equal to:

          (i) with respect to any Certificate (other than the Residual Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance; and

          (ii) with respect to any Residual Certificate, the percentage set forth on the face of such Certificate.

     (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage equal to:

          (i) with respect to any Certificate (other than the Residual Certificates), its Certificate Principal Balance divided by the Aggregate Certificate Principal Balance of the Certificates; and

          (ii) with respect to any Residual Certificate, zero.

     Periodic Cap: For each Mortgage Loan, any applicable limit on adjustment of the Mortgage Interest Rate for each Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

     Permitted Transferee: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any "electing large partnership" as defined in
Section 775(a) of the Code, (vi) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vii) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause REMIC I to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Prepaid Monthly Payment: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

     Primary Insurance Policy: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan or on pools of mortgage loans that include an individual Mortgage Loan, providing coverage as required by Section 2.08(xi) (including any Special Primary Insurance Policy).

     Principal Balance: Except as used in Sections 2.07, 3.09 and 9.01 and for purposes of the definition of Purchase Price, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after application of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, reduced by all amounts distributed or (except when such determination occurs earlier in the month than the Distribution Date) to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     For purposes of the definition of Purchase Price and as used in Sections 2.07, 3.09 and 9.01, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Trust, on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

     The Principal Balance of a Mortgage Loan (including a Substitute Mortgage
Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Due Date next following the end of such calendar month.

     Principal Payment: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

     Principal Payment Amount: For any Distribution Date, the sum of (i) the scheduled principal payments (if any) on the Mortgage Loans due on the related Due Date, (ii) the principal portion of proceeds received with respect to any Mortgage Loan which was purchased or repurchased pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period and (iii) any other unscheduled payments of principal which were received with respect to any Mortgage Loan during the Prior Period, other than Payoffs, Curtailments, Liquidation Principal and Subsequent Recoveries.

     Principal Prepayment: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

     Principal Prepayment Amount: For any Distribution Date, the sum of (i) Curtailments received during the Prior Period from the Mortgage Loans and (ii) Payoffs received during the Payoff Period from the Mortgage Loans.

     Prior Period: With respect to any Distribution Date, the calendar month immediately preceding such Distribution Date.

     Prospectus: The Prospectus, dated [_____], and the Prospectus Supplement, dated [_____], of the Company.

     Purchase Obligation: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.07 or
Section 2.08.

     Purchase Price: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation or pursuant to Section 3.01, an amount equal to the sum of (i) the Principal Balance thereof, (ii) unpaid accrued interest thereon, if any, during the calendar month in which the date of purchase occurs to the last day of such month at a rate equal to the applicable Pass-Through Rate and (iii) with respect to any Mortgage Loan to be purchased pursuant to Section 2.08, any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory and abusive lending laws, to the extent such costs and damages result from a breach of the representation and warranty made by the Company pursuant to clause (viii) of Section 2.08; provided, however, that to the extent that such costs and damages constitute a set-off against the principal balance of the Mortgage Loan, such costs and damages will not be paid pursuant to this clause (iii), and the amount paid pursuant to clause (i) above will be calculated without regard to such set-off; provided, further, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.08, or more than two years after the Closing Date under Section 2.07, unless
(a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel addressed to the Trust and the Trustee to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code.

     Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by the Servicer. A Qualified Insurer must have the rating required by the Rating Agencies.

     Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

     Rate Floor: The minimum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

     Rating Agency: Initially, each of S&P and Moody's and thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

     Ratings: As of any date of determination, the ratings, if any, of the Certificates as assigned by the applicable Rating Agencies.

     Realized Loss: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss); provided, however, that for purposes of allocating Realized Losses to the Certificates pursuant to this definition of "Realized Loss," the aggregate principal portion of Realized Losses for any Distribution Date shall be reduced by the Cumulative Carry-Forward Subsequent Recoveries Amount for such Distribution Date. For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

     Realized Losses shall be allocated among the Certificates (i) for Realized Losses allocable to principal (a) first, to the Class [_____] Certificates, until the Class [_____] Principal Balance has been reduced to zero, (b) second, to the Class [_____] Certificates, until the Class [_____] Principal Balance has been reduced to zero, (c) third, to the Class [_____] Certificates, until the Class [_____] Principal Balance has been reduced to zero, (d) fourth, to the Class [_____] Certificates, until the Class [_____] Principal Balance has been reduced to zero, (e) fifth, to the Class [_____] Certificates, until the Class [_____] Principal Balance has been reduced to zero, (f) sixth, to the Class [_____] Certificates, until the Class [_____] Principal Balance has been reduced to zero, (g) seventh, to the Class [_____] Certificates, in reduction of the Class [_____] Principal Balance; and (ii) for Realized Losses allocable to interest (a) first, to the Class [_____] Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class [_____] Principal Balance, (b) second, to the Class [_____] Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class [_____] Principal Balance, (c) third, to the Class [_____] Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class [_____] Principal Balance, (d) fourth, to the Class [_____] Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class [_____] Principal Balance, (e) fifth, to the Class [_____] Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class [_____] Principal Balance, (f) sixth, to the Class [_____] Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class [_____] Principal Balance, (g) seventh, to the Class [_____] Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class [_____] Principal Balance.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Classes of Certificates (plus any Cumulative Carry-Forward Subsequent Recoveries Amount for such Distribution Date) exceeds the aggregate principal balance of the Mortgage Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each Mortgage Loan whether or not paid, and (ii) all amounts of principal in respect of each Mortgage Loan that have been received or advanced and included in the Available Distribution Amount and all losses in respect of each Mortgage Loan that have been allocated to the Certificates on such Distribution Date or prior Distribution Dates then such excess will be deemed a principal loss and will be allocated to the most junior Class of Class B Certificates, in reduction of the Class Principal Balance thereof.

     Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

     Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     Relief Act Shortfall: For any Distribution Date for any Mortgage Loan with respect to which the Servicemembers Civil Relief Act, formerly known as the Soldiers' and Sailors' Civil Relief Act of 1940, or any comparable state legislation (collectively, the "Relief Act"), limits the amount of interest payable by the related Mortgagor, an amount equal to one month's interest on such Mortgage Loan at an annual interest rate equal to the excess, if any, of
(i) the annual interest rate at which interest otherwise accrued during the Prior Period under the terms of the related Mortgage Note over (ii) the annual interest rate at which interest accrued during the Prior Period by application of the Relief Act.

     REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

     REMIC Provisions: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMIC I: The segregated pool of assets of the Trust consisting of the REMIC I Assets, which shall be a REMIC pursuant to the Code, with respect to which a separate REMIC election is to be made and the beneficial interests in which shall be the Certificates.

     REMIC I Assets: All of the Mortgage Pool Assets.

     REMIC I Regular Interests: The Certificates (other than the Class [_____] Certificates).

     Residual Certificates: The Class [_____] Certificates.

     Residual Distribution Amount: For any Distribution Date, any portion of the Available Distribution Amount remaining after all distributions of the Available Distribution Amount pursuant to the definition of "Distribution Amount" (other than the distributions pursuant to the last subclause thereof).

     Upon termination of the obligations created by this Agreement and liquidation of REMIC I, the amounts which remain on deposit in the Certificate Account after payment to the Holders of the Certificates of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein, shall be distributed to the Class [_____] Certificates in accordance with the preceding sentences of this definition as if the date of such distribution were a Distribution Date.

     Responsible Officer: When used with respect to the Trustee or the Delaware Trustee, any officer assigned to and working in the Corporate Trust Office (in the case of the Trustee) or its corporate trust office (in the case of the Delaware Trustee) or, in each case, in a similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

     Secretary of State: The Secretary of State of the State of Delaware.

     Securities Act: The Securities Act of 1933, as amended.

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

     Selling and Servicing Contract: (a) The contract (including the WaMu Asset Acceptance Corp. Selling Guide and WaMu Asset Acceptance Corp. Servicing Guide to the extent incorporated by reference therein) between the Company and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified from time to time; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders or (b) any other similar contract, including any mortgage loan purchase and servicing agreement or any assignment, assumption and recognition agreement related to a mortgage loan purchase and sale agreement, providing substantially similar rights and benefits as those provided by the forms of contract attached as Exhibit E hereto.

     Senior Certificates: The Class [_____] Certificates and the Class [_____] Certificates.

     Senior Liquidation Amount: For any Distribution Date, the sum of (A) the aggregate, for each Mortgage Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Senior Percentage of the Principal Balance of such Mortgage Loan and (ii) the Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan and (B) the Senior Prepayment Percentage of any Subsequent Recoveries for such Distribution Date.


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


     Senior Percentage: For any Distribution Date, the aggregate Class Principal Balance of the Class [_____] and Residual Certificates divided by the aggregate Class Principal Balance of the Class [_____], Class B and Residual Certificates, in each case immediately before such Distribution Date.

     Senior Prepayment Percentage: Subject to the immediately succeeding paragraph, (A) for any Distribution Date prior to the seventh anniversary of the first Distribution Date, the Senior Prepayment Percentage shall equal 100% and
(B) for any Distribution Date on or after the seventh anniversary of the first Distribution Date, the Senior Prepayment Percentage shall be calculated as follows: (1) for any such Distribution Date on or after the seventh anniversary but before the eighth anniversary of the first Distribution Date, the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date; (2) for any such Distribution Date on or after the eighth anniversary but before the ninth anniversary of the first Distribution Date, the Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date; (3) for any such Distribution Date on or after the ninth anniversary but before the tenth anniversary of the first Distribution Date, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; (4) for any such Distribution Date on or after the tenth anniversary but before the eleventh anniversary of the first Distribution Date, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the Senior Percentage for such Distribution Date; provided, however, that (x) for any Distribution Date on or prior to the Distribution Date in ________ ____, if (i) the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Closing Date and (ii) cumulative Realized Losses on the Mortgage Loans allocated to the Class B Certificates, as a percentage of the aggregate Class Principal Balance of the Class B Certificates as of the Closing Date, do not exceed 20%, then the Senior Prepayment Percentage shall equal the Senior Percentage for such Distribution Date plus 50% of the Subordinate Percentage for such Distribution Date and (y) for any Distribution Date after the Distribution Date in ________ ____, if (i) the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Closing Date and (ii) cumulative Realized Losses on the Mortgage Loans allocated to the Class B Certificates, as a percentage of the aggregate Class Principal Balance of the Class B Certificates as of the Closing Date, do not exceed 30%, then the Senior Prepayment Percentage shall equal the Senior Percentage for such Distribution Date.

     Notwithstanding the immediately preceding paragraph, (A) for any Distribution Date, if the Senior Percentage for such Distribution Date is greater than the Senior Percentage as of the Closing Date, then the Senior Prepayment Percentage shall equal 100%, (B) for any Distribution Date on or before the seventh anniversary of the first Distribution Date, if any of the tests specified in clauses (a) and (b) below is met, then the Senior Prepayment Percentage shall equal 100% and (C) for any Distribution Date after the seventh anniversary of the first Distribution Date, if any of the tests specified in clauses (a) and (b) below is met (unless either (x) the Senior Percentage for such Distribution Date is greater than the Senior Percentage as of the Closing Date or (y) there is no Earlier Distribution Date (as defined below), in each of which case the Senior Prepayment Percentage shall equal 100%), then the Senior Prepayment Percentage shall be calculated as follows: (1) if the most recent preceding Distribution Date on which none of the tests specified in clauses (a) and (b) below was met (such date referred to as the "Earlier

Distribution Date") is on or after the seventh anniversary but before the eighth anniversary of the first Distribution Date, then the Senior Prepayment Percentage shall equal the Senior Percentage for the current Distribution Date plus 70% of the Subordinate Percentage for the current Distribution Date, (2) if the Earlier Distribution Date is on or after the eighth anniversary but before the ninth anniversary of the first Distribution Date, then the Senior Prepayment Percentage shall equal the Senior Percentage for the current Distribution Date plus 60% of the Subordinate Percentage for the current Distribution Date, (3) if the Earlier Distribution Date is on or after the ninth anniversary but before the tenth anniversary of the first Distribution Date, then the Senior Prepayment Percentage shall equal the Senior Percentage for the current Distribution Date plus 40% of the Subordinate Percentage for the current Distribution Date, (4) if the Earlier Distribution Date is on or after the tenth anniversary but before the eleventh anniversary of the first Distribution Date, then the Senior Prepayment Percentage shall equal the Senior Percentage for the current Distribution Date plus 20% of the Subordinate Percentage for the current Distribution Date, and (5) if the Earlier Distribution Date is on or after the eleventh anniversary of the first Distribution Date, then the Senior Prepayment Percentage shall equal the Senior Percentage for the current Distribution Date:

     (a) the mean aggregate Principal Balance, as of the Distribution Date in each of the immediately preceding six calendar months, of the Mortgage Loans which were 60 or more days delinquent as of such date (including Mortgage Loans in bankruptcy or foreclosure and Mortgaged Properties held by REMIC I) is greater than 50% of the aggregate Class Principal Balance of the Class B Certificates as of the current Distribution Date, or

     (b) cumulative Realized Losses on the Mortgage Loans allocated to the Class B Certificates, as a percentage of the aggregate Class Principal Balance of the Class B Certificates as of the Closing Date, are greater than, for any Distribution Date (1) before the eighth anniversary of the first Distribution Date, 30%, (2) on or after the eighth anniversary but before the ninth anniversary of the first Distribution Date, 35%, (3) on or after the ninth anniversary but before the tenth anniversary of the first Distribution Date, 40%, (4) on or after the tenth anniversary but before the eleventh anniversary of the first Distribution Date, 45%, and (5) on or after the eleventh anniversary of the first Distribution Date, 50%.

     If on any Distribution Date the allocation to the Class [_____] Certificates of Principal Prepayments in the percentage required would reduce the Class Principal Balance of such Certificates below zero, the Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such Class Principal Balance to zero.

     Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Senior Percentage of the Principal Payment Amount,
(b) the Senior Prepayment Percentage of the Principal Prepayment Amount and (c) the Senior Liquidation Amount.

     Senior Subordinate Certificates: The Subordinate Certificates other than the Junior Subordinate Certificates.

     Servicer: Means, in the case of (i) "the Servicer", ___________, or any successor thereto appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01 or (ii) "a Servicer", "all Servicers", "any Servicer", "applicable Servicer", "each Servicer" or "such Servicer", a mortgage loan servicing institution to which the Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

     Servicer Business Day: Any day other than a Saturday, a Sunday, or a day on which banking institutions in _________ are authorized or obligated by law or executive order to be closed.

     Servicing Fee: For each Mortgage Loan, the monthly fee paid to the Servicer or a Servicer, as applicable, to perform primary servicing functions with respect to such Mortgage Loan, equal to 1/12 of the product of (i) the Servicing Fee Rate for such Mortgage Loan and (ii) the outstanding Principal Balance of such Mortgage Loan. In addition, any prepayment penalty received on a Mortgage Loan will be paid as additional servicing compensation to the Servicer or the related Servicer, as applicable.

     Servicing Fee Rate: For each Mortgage Loan, the per annum rate payable to the Servicer, as set forth for such Mortgage Loan in the Mortgage Loan Schedule, equal to 0.375%.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans or the Certificates, as applicable, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

     Special Primary Insurance Policy: Any Primary Insurance Policy covering a Mortgage Loan the premium of which is payable by the Trustee pursuant to Section 4.01(a), if so identified in the Mortgage Loan Schedule. There are no Special Primary Insurance Policies with respect to any of the Mortgage Loans.

     Special Primary Insurance Premium: With respect to any Special Primary Insurance Policy, the monthly premium payable thereunder.

     Statutory Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. Section 3801 et seq., as the same may be amended from time to time.

     Subordinate Certificates: The Class B Certificates.

     Subordinate Liquidation Amount: For any Distribution Date, the excess, if any, of the sum of (A) the aggregate of Liquidation Principal for all Mortgage Loans which became Liquidated Mortgage Loans during the Prior Period and (B) any Subsequent Recoveries for such Distribution Date, over the Senior Liquidation Amount for such Distribution Date.

     Subordinate Percentage: For any Distribution Date, the excess of 100% over the Senior Percentage for such date.

     Subordinate Prepayment Percentage: For any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Class [_____] and Residual Certificates has been reduced to zero, then the Subordinate Prepayment Percentage shall equal 100%.

     Subordinate Principal Distribution Amount: For any Distribution Date, the sum of (i) the Subordinate Percentage of the Principal Payment Amount, (ii) the Subordinate Principal Prepayments Distribution Amount and (iii) the Subordinate Liquidation Amount.

     For any Distribution Date, the Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Class B Certificates and paid in the order of distribution to such Classes pursuant to the definition of "Distribution Amount" except as otherwise stated in such definition. Notwithstanding the foregoing, for any Distribution Date prior to distributions on such date, if the Subordination Level for any Class or Classes of Class B Certificates is less than such Subordination Level as of the Closing Date, then the pro rata portion of the Subordinate Principal Prepayments Distribution Amount, if any, otherwise allocable to such Class or Classes of Class B Certificates shall be allocated to the more senior Classes of Class B Certificates, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level," the relative seniority, from highest to lowest, of the Class B Certificates shall be as follows: Class [_____], Class [_____], Class [_____], Class [_____], Class [_____] and Class [_____].

     Subordinate Principal Prepayments Distribution Amount: For any Distribution Date, the Subordinate Prepayment Percentage of the Principal Prepayment Amount.

     Subordination Level: On any specified date, with respect to any Class of Class B Certificates, the percentage obtained by dividing the aggregate Class Principal Balance of such Class and the Classes of Class B Certificates which are subordinate in right of payment to such Class by the aggregate Class Principal Balance of the Certificates as of such date prior to giving effect to distributions of principal and interest and allocations of Realized Losses on the Mortgage Loans on such date.

     Subsequent Recoveries: For any Distribution Date, amounts received by the Servicer during the Prior Period (after deduction of amounts reimbursable under Section 3.05(a)(i) and (ii)) in connection with the liquidation of defaulted Mortgage Loans after such Mortgage Loans became Liquidated Mortgage Loans, for each such Mortgage Loan up to the amount of Realized Losses, if any, previously allocated in respect of such Mortgage Loan in reduction of the Class Principal Balance of any Class of Certificates.

     Substitute Mortgage Loan: A Mortgage Loan which is substituted for another Mortgage Loan pursuant to and in accordance with the provisions of Section 2.07.

     Tax Matters Person: A Holder of a Class [_____] Certificate with a Percentage Interest of at least 0.01% or any Permitted Transferee of such Class [_____] Certificateholder designated as succeeding to the position of Tax Matters Person in a notice to the Trustee signed by authorized representatives of the transferor and transferee of such Class [_____] Certificate. The Company is hereby appointed to act as the Tax Matters Person for REMIC I so long as it holds a Class

[_____] Certificate with a Percentage Interest of at least 0.01%. The Company is hereby appointed to act as agent for the Tax Matters Person for REMIC I, to perform the functions of such Tax Matters Person as provided herein, so long as an affiliate of the Company is the Servicer hereunder, in the event that the Company ceases to hold a Class [_____] Certificate with the required Percentage Interest. In the event that an affiliate of the Company ceases to be the Servicer hereunder, the Servicer is hereby appointed to act as agent for the Tax Matters Person for REMIC I, to perform the functions of such Tax Matters Person as provided herein. If the Tax Matters Person for REMIC I becomes a Disqualified Organization, the last preceding Holder, that is not a Disqualified Organization, of the Class [_____] Certificate held by the Disqualified Organization shall be Tax Matters Person pursuant to and as permitted by Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

     Termination Date: The date upon which final payment of the Certificates will be made pursuant to the procedures set forth in Section 9.01(b).

     Termination Payment: The final payment delivered to the Certificateholders on the Termination Date pursuant to the procedures set forth in Section 9.01(b).

     Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     Transferee Affidavit and Agreement: An affidavit and agreement in the form attached hereto as Exhibit J.

     Trust: WaMu Mortgage Pass-Through Certificates Series [_____] Trust, a Delaware statutory trust, created pursuant to this Agreement.

     Trustee: [_____], or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

     Uncollected Interest: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

     Uncompensated Interest Shortfall: For any Distribution Date, the sum of (i) the aggregate Relief Act Shortfall for such Distribution Date, (ii) aggregate Curtailment Shortfall for such Distribution Date and (iii) the excess, if any, of (a) aggregate Uncollected Interest for such Distribution Date over (b) Compensating Interest for such Distribution Date.

     Uncompensated Interest Shortfall shall be allocated to the Class [_____] and Class B Certificates, pro rata according to the amount of interest accrued on each such Class during the immediately preceding accrual period, in reduction thereof.

     Underwriters: ______________.

     Underwriting Standards: The underwriting standards of the Company, [Washington Mutual Bank, FA, or Washington Mutual Bank, a Washington state chartered savings bank], as applicable.

     Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

     U.S. Person: A citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America, any state thereof or the District of Columbia, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

     Weighted Average Pass-Through Rate: For any Distribution Date, the weighted average of the Pass-Through Rates on the Mortgage Loans as of the second preceding Due Date (after giving effect to the payments due on the Mortgage Loans on that Due Date).

     Withdrawal Date: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date. The "related Due Date" for any Withdrawal Date is the Due Date immediately preceding the related Distribution Date.

                                   ARTICLE II

      Creation of the Trust; Conveyance of the Mortgage Pool Assets; REMIC
          Election and Designations; Original Issuance of Certificates

     Section 2.01. Creation of the Trust. The Trust is hereby created and shall be known as "WaMu Mortgage Pass-Through Certificates Series [_____] Trust". The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities, all as provided by and subject to the terms of this Agreement:

     (i) to acquire, hold, lease, manage, administer, control, invest, reinvest, operate and/or transfer the Mortgage Pool Assets;

     (ii) to issue the Certificates;

     (iii) to make distributions to the Certificates; and


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


     (iv) to engage in such other activities, including entering into agreements, as are described in or required by the terms of this Agreement or as are necessary, suitable or convenient to accomplish the foregoing or incidental thereto.

[_____] is hereby appointed as a trustee of the Trust, to have all the rights, duties and obligations of the Trustee with respect to the Trust expressly set forth hereunder, and [_____] hereby accepts such appointment and the Trust created hereby. [_____], is hereby appointed as a Delaware trustee of the Trust, to have all the rights, duties and obligations of the Delaware Trustee with respect to the Trust hereunder, and [_____], hereby accepts such appointment and the Trust created hereby. It is the intention of the Company, the Trustee and the Delaware Trustee that the Trust constitute a statutory trust under the Statutory Trust Statute, that this Agreement constitute the governing instrument of the Trust, and that this Agreement amend and restate the Original Trust Agreement. The parties hereto acknowledge and agree that, prior to the execution and delivery hereof, the Delaware Trustee has filed the Certificate of Trust.

     The assets of the Trust shall remain in the custody of the Trustee, on behalf of the Trust, and shall be owned by the Trust except as otherwise expressly set forth herein. Moneys to the credit of the Trust shall be held by the Trustee and invested as provided herein. All assets received and held in the Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of either of [_____] or [_____] in its own right, or any Person claiming through it. Neither the Trustee nor the Delaware Trustee, on behalf of the Trust, shall have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Trust to any Person, except as permitted herein. No creditor of a beneficiary of the Trust, of the Trustee, of the Delaware Trustee, of the Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust, except in accordance with the terms of this Agreement.

     [On the Closing Date, the Company shall deposit in the Certificate Account the amount of $__________ representing one month's interest with respect to Mortgage Loans which do not have a Due Date until _________ ____.]

     Section 2.02. Restrictions on Activities of the Trust. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, so long as any Certificates are outstanding, the Trust shall not, and none of the Trustee, the Delaware Trustee, the Company or the Servicer shall knowingly cause the Trust to, do any of the following:

     (i)  engage in any business or activity other than those set forth in
          Section 2.01;

     (ii) incur or assume any indebtedness except for such indebtedness that may be incurred by the Trust in connection with the execution or performance of this Agreement or any other agreement contemplated hereby;

     (iii) guarantee or otherwise assume liability for the debts of any other party;

     (iv) do any act in contravention of this Agreement or any other agreement contemplated hereby to which the Trust is a party;


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


     (v) do any act which would make it impossible to carry on the ordinary business of the Trust;

     (vi) confess a judgment against the Trust;

     (vii) possess or assign the assets of the Trust for other than a Trust purpose;

     (viii) cause the Trust to lend any funds to any entity, except as contemplated by this Agreement; or

     (ix) change the purposes and powers of the Trust from those set forth in this Agreement.

     Section 2.03. Separateness Requirements. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, so long as any Certificates are outstanding, the Trust shall perform the following:

     (i) except as expressly permitted by this Agreement or the Custodial Agreement, maintain its books, records, bank accounts and files separate from those of any other Person;

     (ii) except as expressly permitted by this Agreement, maintain its assets in its own separate name and in such a manner that it is not costly or difficult to segregate, identify, or ascertain such assets;

     (iii) consider the interests of the Trust's creditors in connection with its actions;

     (iv) hold itself out to creditors and the public as a legal entity separate and distinct from any other Person and correct any known misunderstanding regarding its separate identity and refrain from engaging in any activity that compromises the separate legal identity of the Trust;

     (v) prepare and maintain separate records, accounts and financial statements in accordance with generally accepted accounting principles, consistently applied, and susceptible to audit. To the extent it is included in consolidated financial statements or consolidated tax returns, such financial statements and tax returns will reflect the separateness of the respective entities and indicate that the assets of the Trust will not be available to satisfy the debts of any other Person;

     (vi) allocate and charge fairly and reasonably any overhead shared with any other Person;

     (vii) transact all business with affiliates on an arm's-length basis and pursuant to written, enforceable agreements;

     (viii) conduct business solely in the name of the Trust. In that regard all written and oral communications of the Trust, including, without limitation, letters, invoices, purchase orders and contracts, shall be made solely in the name of the Trust;


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


     (ix) maintain a separate office through which its business shall be conducted, provided that such office may be an office of the Trustee, which office shall not be shared with the Company or any affiliates of the Company;

     (x) in the event that services have been or are in the future performed or paid by any Person on behalf of the Trust (other than the Trustee, the Delaware Trustee, the Servicer or the Tax Matters Person as permitted herein), reimburse such Person, as applicable, for the commercially reasonable value of such services or expenses provided or incurred by such Person. Accordingly, (i) the Trust shall reimburse such Person, as applicable, for the commercially reasonable value of such services or expenses provided or incurred by such Person; (ii) to the extent invoices for such services are not allocated and separately billed to the Trust, the amount thereof that was or is to be allocated and separately billed to the Trust was or will be reasonably related to the services provided to the Trust; and (iii) any other allocation of direct, indirect or overhead expenses for items shared between the Trust and any other Person, was or will be, to the extent practicable, allocated on the basis of actual use or value of services rendered or otherwise on a basis reasonably related to actual use or the value of services rendered;

     (xi) except as expressly permitted by this Agreement, not commingle its assets or funds with those of any other Person;

     (xii) except as expressly permitted by this Agreement, not assume, guarantee, or pay the debts or obligations of any other Person;

     (xiii) except as expressly permitted by this Agreement, not pledge its assets for the benefit of any other Person;

     (xiv) not hold out its credit or assets as being available to satisfy the obligations of others;

     (xv) pay its liabilities only out of its funds;

     (xvi) pay the salaries of its own employees, if any; and

     (xvii) cause the agents and other representatives of the Trust, if any, to act at all times with respect to the Trust consistently and in furtherance of the foregoing.

     None of the Trustee, the Delaware Trustee, the Company or the Servicer shall take any action that is inconsistent with the purposes of the Trust or
Section 2.02 or Section 2.03. Neither the Company nor the Servicer shall direct the Trustee or the Delaware Trustee to take any action that is inconsistent with the purposes of the Trust or Section 2.02 or Section 2.03.

     Section 2.04. Conveyance of Mortgage Pool Assets; Security Interest.

     Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trust, without recourse, all


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


the Company's right, title and interest in and to the Mortgage Pool Assets (such transfer and assignment by the Company to be referred to herein as the "Conveyance").

     It is the express intent of the parties hereto that the Conveyance of the Mortgage Pool Assets to the Trust by the Company as provided in this Section
2.04 be, and be construed as, an absolute sale of the Mortgage Pool Assets. It is, further, not the intention of the parties that such Conveyance be deemed the grant of a security interest in the Mortgage Pool Assets by the Company to the Trust to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Mortgage Pool Assets are held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Pool Assets, then

     (a) this Agreement shall constitute a security agreement;

     (b) the conveyance provided for in this Section 2.04 shall be deemed to be a grant by the Company to the Trust of, and the Company hereby grants to the Trust, to secure all of the Company's obligations hereunder, a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (I) The Mortgage Pool Assets;

          (II) All accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; and

          (III) All proceeds of the foregoing.

     The Company shall file such financing statements, and the Company and the Trustee acting on behalf of the Trust at the direction of the Company shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were found to create a security interest in the Mortgage Pool Assets, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trust shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     Section 2.05. Delivery of Mortgage Files.

     In connection with the sale, transfer and assignment referred to in Section 2.04, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files, which shall at all times be identified in the records of the Trustee or the Custodian, as applicable, as being held by or on behalf of the Trust.

     Concurrently with the execution and delivery hereof, the Company shall cause to be filed the UCC assignment or amendment referred to in clause (Y)(vii) of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Servicer will use its best efforts


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


to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

     In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) required to be included in the Mortgage File pursuant to the definition of "Mortgage File" relating to a Mortgage Loan is not included in the Mortgage File delivered to the Trustee (or the Custodian) prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company shall deliver to the Trustee (or the Custodian) a fully legible reproduction (which may be in electronic form) of the original Mortgage or intervening assignment provided that the originator, the related Lender or the escrow or title company which provided closing services in connection with such Mortgage Loan certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office) (which may be in electronic form) (collectively, "Recording Documents") to the Trustee (or the Custodian) within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee (or the Custodian) by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee (or the Custodian).

     For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

     The Trustee is authorized, with the Servicer's consent, to appoint any bank or trust company approved by each of the Company and the Servicer as Custodian of the documents or instruments referred to in this Section 2.05 or in Section 2.10, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder. Any documents delivered by the Company or the Servicer to the Custodian, shall be deemed to have been delivered to the Trustee for all purposes hereunder; and any documents held by the Custodian, shall be deemed to be held by the Trustee for all purposes hereunder. There shall be a written Custodial Agreement between the Trustee and each Custodian. Each Custodial


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


Agreement shall contain an acknowledgment by the Custodian that all Mortgage Pool Assets, Mortgage Files, and documents and property held by it at any time are held by it for the benefit of the Trust. Pursuant to the Initial Custodial Agreement, the Initial Custodian shall perform responsibilities of the Trustee on the Trustee's behalf with respect to the delivery, receipt, examination and custody of the Mortgage Files related to the Mortgage Loans identified in the Initial Custodial Agreement, as provided therein.

     On or promptly after the Closing Date, the Servicer shall cause the MERS'r' System to indicate that each MERS Loan, if any, has been assigned to "[_____], as Trustee, without recourse" or to "WaMu Mortgage Pass-Through Certificates Series [_____] Trust, without recourse" by including in the MERS'r' System computer files (a) the code necessary to identify the Trustee and (b) the code necessary to identify the series of the Certificates issued in connection with such Mortgage Loans; provided, however, that in the event the Company acquired such Mortgage Loans from an affiliate of the Company, then the Servicer need not cause the MERS'r' System to indicate such assignment. The Servicer shall not alter the codes referenced in this paragraph with respect to any MERS Loan during the term of this Agreement except in connection with an assignment of such MERS Loan or de-registration thereof from the MERS'r' System in accordance with the terms of this Agreement.

     Section 2.06. REMIC Election for REMIC I.

     The Tax Matters Person, shall, on behalf of REMIC I, elect to treat REMIC I as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC I for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of REMIC I within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to REMIC I are hereby designated as "regular interests" in REMIC I for purposes of Section 860G(a)(1) of the Code. The Class [_____] Certificates are hereby designated as the sole class of "residual interest" in REMIC I for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of REMIC I shall constitute, and that the affairs of REMIC I shall be conducted so as to qualify REMIC I as a REMIC. In furtherance of such intention, the Tax Matters Person shall, on behalf of REMIC I: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for REMIC I when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for REMIC I to be treated as a REMIC on the federal tax return of REMIC I for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of REMIC I at all times that any REMIC I Regular Interests are outstanding so as to maintain the status of REMIC I as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of REMIC I; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on REMIC I when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by REMIC I for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Servicer shall promptly provide the Company with such information in the possession of the Trustee or the Servicer, respectively, as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns. If so requested by the Tax Matters Person, the Trustee shall sign tax returns on behalf of REMIC I.

     In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented such Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of REMIC I as a REMIC for federal income tax purposes.

     In the event that any tax is imposed on "prohibited transactions" of REMIC I as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class [_____] Certificates. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class [_____] Certificates on any Distribution Date sufficient funds to reimburse the Tax Matters Person (or any agent therefor appointed in accordance with the definition of "Tax Matters Person" herein, if applicable), for the payment of such tax (upon the written request of the Tax Matters Person or its agent, to the extent reimbursable, and to the extent that the Tax Matters Person or its agent has not been previously reimbursed therefor).

     Section 2.07. Acceptance by Trustee. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) on behalf of the Trust of the documents (or certified copies thereof as specified in Section 2.05) referred to in Section 2.05 above, but without having made the review required to be made within 45 days pursuant to this Section 2.07. The Trustee acknowledges that all Mortgage Pool Assets, Mortgage Files, and related documents and property held by it at any time are held by it in its capacity as Trustee of the Trust for the benefit of the holders of the Certificates. The Trustee agrees, for the benefit of the Trust, to review (or, with respect to the Mortgage Loans identified in the Initial Custodial Agreement, cause the Initial Custodian to review) each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification


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


(or, with respect to the Mortgage Loans identified in the Initial Custodial Agreement, cause the Initial Custodian to deliver to the Company a certification, which satisfies the applicable requirements of this Agreement) in the form attached as Exhibit M hereto, to the effect that, except as noted, all documents required (in the case of instruments described in clauses (X)(iv) and (Y)(ix) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the definition of "Mortgage File" and Section 2.05 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trust at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trust at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence or any provision in the definition of "Purchase Price," the repurchase or substitution must occur within the sooner of
(i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

     Such Substitute Mortgage Loan shall be an adjustable rate mortgage loan with a first Adjustment Date occurring on approximately the same date as, but not earlier than, the first Adjustment Date for the Mortgage Loan being substituted for and adjustments annually thereafter, based on the Index, mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1 percentage point greater than, and a Margin, Rate Ceiling and Rate Floor equal to or greater than, and a Periodic Cap no more than 0.5 percentage point greater or smaller than, the Mortgage Loan being substituted for. In addition, if the Mortgage Loan being substituted for does not provide for any payments of principal prior to its first Adjustment Date, such substitute Mortgage Loan also shall not provide for such payments of principal. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash, together with unpaid accrued interest, if any, on the difference between the aggregate of the principal balances of the

Substitute Mortgage Loans and the Principal Balance of such Mortgage Loan during the calendar month in which the substitution occurs to the last day of such month at a rate equal to the applicable Pass-Through Rate, to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.07. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.08 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan, and the Company shall be deemed to have made such representations and warranties as to such Substitute Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan. Notwithstanding anything herein to the contrary, each Substitute Mortgage Loan shall be deemed to have the same Pass-Through Rate as the Mortgage Loan for which it was substituted.

     The Purchase Price for each purchased or repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall (or, if applicable, shall cause the Custodian to) release to the Company the related Mortgage File and shall execute and deliver (or, in the event that the Mortgage Files are held in the name of the Custodian, shall cause the Custodian to execute and deliver) on behalf of the Trust such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. In furtherance of the foregoing, if such Mortgage Loan is a MERS Loan and as a result of the repurchase thereof such Mortgage Loan shall cease to be serviced by a servicer that is a member of MERS or if the Company or its assignee shall so request, the Servicer shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form from MERS to the Company or its assignee and shall cause the Mortgage Loan to be removed from registration on the MERS'r' System in accordance with MERS' rules and procedures. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Trust or the Holders of the Certificates.

     Section 2.08. Representations and Warranties of the Company Concerning the Mortgage Loans. With respect to the conveyance of the Mortgage Loans provided for in Section 2.04 herein, the Company hereby represents and warrants to the Trust that as of the Cut-Off Date unless otherwise indicated:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the Closing Date, each Mortgage relating to a Mortgage Loan that is not a Cooperative Loan is a valid and enforceable (subject to Section 2.08(xvi)) first lien on an unencumbered estate in fee simple or (if the related Mortgage Loan is secured by the interest of the Mortgagor as a lessee under a ground lease) leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

          (iii) Immediately upon the transfer and assignment contemplated herein, the Trust shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

          (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

          (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

          (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

          (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

          (viii) Each Mortgage Loan at the time it was made complied with all applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws, and predatory and abusive lending laws applicable to the originating lender;

          (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

          (x) As of the Closing Date, each Mortgage Loan that is not a Cooperative Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and inures to the benefit of the Trust upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

          (xi) All of the Mortgage Loans with a Loan-to-Value Ratio as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

          (xii) [As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company, the Servicer or any Servicer;]

          (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agencies;

          (xiv) Each Mortgage (exclusive of any riders thereto) was documented by appropriate Fannie Mae/Freddie Mac mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

          (xv) As of the Closing Date, the Mortgaged Property securing each Mortgage relating to a Mortgage Loan that is not a Cooperative Loan is improved with a one- to four-family dwelling unit, including units in a duplex, triplex, fourplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

          (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

          (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met the applicable Underwriting Standards, are located in a condominium or planned unit development projects which have received Fannie Mae or Freddie Mac approval, or are approvable by Fannie Mae or Freddie Mac or have otherwise been approved by the Company;

          (xviii) None of the Mortgage Loans are Buydown Loans;

          (xix) Based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately ___% (by Principal Balance) of the Mortgage Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately ___% (by Principal Balance) of the Mortgage Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and none of the

     Mortgage Loans will be secured by Mortgaged Properties which were non-owner occupied properties;

          (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to Fannie Mae or Freddie Mac;

          (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

          (xxii) All of the Mortgage Loans have due-on-sale clauses; however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law or the terms of the related Mortgage Note;

          (xxiii) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding adjustable rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this
     Section 2.08 could be made;

          (xxiv) With respect to each Cooperative Loan, the Cooperative Stock that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

          (xxv) Each Cooperative Loan is secured by a valid, subsisting and enforceable (except as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity) perfected first lien and security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement;

          (xxvi) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trust will not be materially adversely affected by the absence of the original Mortgage Note (or portion thereof, as applicable);

          (xxvii) Based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately ___% (by Principal Balance) of the Mortgage Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately ___% (by Principal Balance) of the Mortgage Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and ___% of the Mortgage Loans had a current Loan-to-Value Ratio greater than 95%;

          (xxviii) Approximately ___% (by Principal Balance) of the Mortgage Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings; and approximately ___% (by Principal Balance) of the Mortgage Loans were originated for the purpose of purchasing the Mortgaged Property;

          (xxix) Not less than approximately ___% (by Principal Balance) of the Mortgage Loans were originated under full documentation programs;

          (xxx) Each Mortgage Loan constitutes a qualified mortgage under
     Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

          (xxxi) No Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994 or Section 226.32 of Regulation Z, is a "high-cost" loan or a "predatory" loan as defined under any state or local law or regulation applicable to the originator of such Mortgage Loan or which would result in liability to the purchaser or assignee of such Mortgage Loan under any predatory or abusive lending law, or, without limiting the generality of the foregoing, is a "covered" loan under the laws of the states of California, Colorado or Ohio;

          (xxxii) No Mortgage Loan is a High Cost Loan or Covered Loan (as such terms are defined in the Standard & Poor's LEVELS'r' Glossary in effect on the Closing Date, which is now Version 5.6 Revised, Appendix E, applicable portions of which are attached hereto as Exhibit C) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; and

          (xxxiii) With respect to each Mortgage Loan, the Periodic Cap shall equal five percentage points on the first Adjustment Date and shall equal two percentage points on each Adjustment Date thereafter.

     It is understood and agreed that the representations and warranties set forth in this Section 2.08 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loans or the interests of the Trust in the related Mortgage Loans, the Company, the Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Any breach of the representation set forth in clause (xxxii) or (xxxiii) of this Section 2.08 shall be deemed to materially and adversely affect the value of the related Mortgage Loans or the interests of the Trust in the related Mortgage Loans. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase or the Servicer shall purchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trust, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company or Servicer, as the case may be, provides to the Trustee an Opinion of Counsel addressed to the Trust and the Trustee reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage"


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


within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.07. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.07. It is understood and agreed that the obligation of the Company or the Servicer, as the case may be, to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Holders of the Certificates or the Trustee on behalf of the Holders of the Certificates.

     Section 2.09. Acknowledgment of Transfer of Mortgage Pool Assets. The Trustee hereby acknowledges and accepts on behalf of the Trust the transfer and assignment to the Trust of the Mortgage Pool Assets, but without having made the review required to be made within 45 days pursuant to Section 2.07, and declares that as of the Closing Date it (or the Custodian on behalf of the Trustee) holds and shall hold any documents constituting a part of the Mortgage Pool Assets, and the Mortgage Pool Assets, as Trustee in trust, upon the trust herein set forth, for the use and benefit of all present and future Holders of the Certificates. In connection therewith, as of the Closing Date, in exchange for the Mortgage Pool Assets, the Trust does hereby issue to the Company the Certificates.

     Section 2.10. Acknowledgement of Transfer of REMIC I Assets; Authentication of Certificates. The Trustee hereby acknowledges and accepts on behalf of the Trust the assignment to the Trust of the REMIC I Assets and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the REMIC I Assets, and the REMIC I Assets, as Trustee in trust, upon the trust herein set forth, for the use and benefit of all present and future Holders of the Certificates. In connection therewith, as of the Closing Date, in exchange for the REMIC I Assets, the Trustee on behalf of the Trust shall cause to be authenticated and delivered, upon and pursuant to the order of the Company, the Certificates in Authorized Denominations.

     Section 2.11. Legal Title. Legal title to all assets of the Trust shall be vested at all times in the Trust as a separate legal entity.

     Section 2.12. Compliance with ERISA Requirements. For purposes of ensuring compliance with the requirements of the "underwriter's exemption" (U.S. Department of Labor Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (Aug. 22, 2002)), issued under ERISA, and for the avoidance of any doubt as to the applicability of other provisions of this Agreement, to the fullest extent permitted by applicable law and except as contemplated by this Agreement, (1) the Trust shall not be a party to any merger, consolidation or reorganization, or liquidate or sell its assets and (2) so long as any Certificates are outstanding, none of the Company, the Trustee or the Delaware Trustee shall institute against the Trust, or join in any institution against the Trust of, any bankruptcy or insolvency proceedings under any federal or state bankruptcy, insolvency or similar law.

     Section 2.13. Additional Representation of the Company Concerning the Mortgage Loans. The Company hereby represents and warrants to the Trust that it does not intend for the Mortgage Pool to include any Mortgage Loan that is a "high-cost home loan" as defined under the New Jersey Home Ownership Security Act of 2002 or the New Mexico Home Loan


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


Protection Act. Based on the foregoing representation and warranty and on the Company's or the Servicer's obligation, pursuant to Section 2.08, to repurchase or substitute for the affected Mortgage Loan in the event of a breach of the representation set forth in clause (xxxi) of Section 2.08, the other parties hereto agree and understand that it is not intended for the Mortgage Pool to include any Mortgage Loan that is a "high-cost home loan" as defined under the New Jersey Home Ownership Security Act of 2002 or the New Mexico Home Loan Protection Act.

                                   ARTICLE III

                 Administration and Servicing of Mortgage Loans

     Section 3.01. ___________ to Act as Servicer. __________ shall act as Servicer to service and administer the Mortgage Loans on behalf of the Trust and for the benefit of the Certificateholders in accordance with the terms hereof, consistent with prudent mortgage loan servicing practices and (unless inconsistent with prudent mortgage loan servicing practices) in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which a prudent servicer of mortgage loans would do under similar circumstances, including, without limitation, the power and authority to bring actions and defend the Mortgage Pool Assets on behalf of the Trust in order to enforce the terms of the Mortgage Notes. The Servicer may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Servicer shall diligently pursue all of its rights against such agents or independent contractors.

     The Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Servicer shall enforce "due-on-sale" clauses with respect to the related Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

     Consistent with the foregoing, the Servicer may, in accordance with prudent mortgage loan servicing practices, (i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. Subject to the fourth sentence of this paragraph, the Servicer shall have the right, but not the obligation, to purchase any Mortgage Loan delinquent 90 consecutive days or more for an amount equal to its Purchase Price; provided, however, that the aggregate Purchase Price of Mortgage Loans so purchased pursuant to this sentence shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance, as of the Cut-Off Date, of all Mortgage Loans. Subject to the fourth sentence of this paragraph, the Servicer shall


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


also have the right, but not the obligation, to purchase, for an amount equal to its Purchase Price, any Mortgage Loan delinquent 90 consecutive days or more, for the purpose of requiring the Person who sold such Mortgage Loan to the Company to repurchase such Mortgage Loan based on a breach of a representation or warranty made by such Person in connection with the Company's purchase or acquisition of such Mortgage Loan. Notwithstanding the immediately preceding two sentences, the Servicer's right to purchase any Mortgage Loan pursuant to either of such preceding sentences shall be subject to the following additional conditions: (x) if the date on which the Mortgage Loan first became 90-day delinquent (the "Initial Delinquency Date") occurred during the first two calendar months of a calendar quarter, the Servicer may exercise the purchase right during the period commencing on the Initial Delinquency Date and ending on the last Servicer Business Day of such calendar quarter, (y) if the Initial Delinquency Date occurred during the third calendar month of a calendar quarter, the Servicer may exercise the purchase right during the period commencing on the first day of the immediately succeeding calendar quarter and ending on the last Servicer Business Day of such succeeding calendar quarter and (z) if the Servicer does not exercise the purchase right with respect to a Mortgage Loan during the period specified in clause (x) or (y), as applicable, such Mortgage Loan shall thereafter again become eligible for purchase pursuant to the preceding two sentences only after the Mortgage Loan ceases to be 90-day delinquent and thereafter becomes 90-day delinquent again. For purposes of this paragraph, a Mortgage Loan is considered delinquent for 90 consecutive days if a Monthly Payment is not received by the first day of the third month following the month during which such payment was due.

     Consistent with the terms of this Section 3.01, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected by such waiver, modification, postponement or indulgence; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan or in the reasonable judgment of the Servicer such default is imminent) the Servicer shall not permit any modification with respect to any Mortgage Loan that would (i) change the applicable Mortgage Interest Rate, defer or forgive the payment of any principal or interest, reduce the outstanding principal balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, or (ii) be inconsistent with the terms of any applicable Primary Insurance Policy, FHA insurance policy, VA guaranty, hazard insurance policy or federal flood insurance policy. Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause REMIC I to fail to qualify as such under the Code. The Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that

REMIC I would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on REMIC I as a result thereof.

     The Servicer is hereby authorized and empowered by the Trust to execute and deliver or cause to be executed and delivered on behalf of the Holders of the Certificates, and the Trust or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Servicer is hereby further authorized and empowered by the Trust to execute and deliver or cause to be executed and delivered on behalf of the Holders of the Certificates and the Trust, or any of them, such instruments of assignment or other comparable instruments as the Servicer shall, in its sole judgment, deem appropriate in order to register any Mortgage Loan on the MERS'r' System or to cause the removal of any Mortgage Loan from registration thereon. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Servicer with no right of reimbursement; provided, however, that any such expenses incurred as a result of any termination by MERS of the MERS'r' System shall be reimbursable to the Servicer. The Trustee on behalf of the Trust shall execute and furnish to the Servicer, at the Servicer's direction, any powers of attorney and other documents prepared by the Servicer and determined by the Servicer to be necessary or appropriate to enable the Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

     The Servicer and each Servicer shall obtain (to the extent generally commercially available) and maintain fidelity bond and errors and omissions coverage acceptable to Fannie Mae or Freddie Mac with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made.

     In connection with the servicing and administering of each Mortgage Loan, the Servicer, for so long as it is an affiliate of the Company, and any affiliate of the Servicer (i) may perform services such as appraisals, default management and (in the case of affiliates only) brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor and (ii) may, at its own discretion and on behalf of the Trust, obtain credit information in the form of a "credit score" from a credit repository.

     Section 3.02. Custodial Accounts and Buydown Fund Accounts. The Servicer shall cause to be established and maintained by each Servicer under the Servicer's supervision the Custodial Account for P&I, Buydown Fund Accounts (if any) and special Custodial Account for Reserves and shall deposit or cause to be deposited therein daily the following amounts received or advanced by a Servicer with respect to the Mortgage Loans:

          (i) all scheduled payments of principal;


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


          (ii) all scheduled payments of interest, net of the Servicing Fees due the applicable Servicers;

          (iii) all Curtailments and Payoffs; and

          (iv) all Insurance Proceeds, Liquidation Proceeds, Excess Liquidation Proceeds and Subsequent Recoveries;

provided, however, that (x) proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy or other insurance policy (other than any Special Primary Insurance Policy) covering such Mortgage Loans, if required for the restoration or repair of the related Mortgaged Property, may be deposited either in the Custodial Account for Reserves or the Custodial Account for P&I and (y) such proceeds (other than proceeds from any Special Primary Insurance Policy), if not required for the restoration or repair of the related Mortgaged Property, and if not released to the Mortgagor in accordance with prudent mortgage loan servicing practices, shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

     The Servicer is hereby authorized to make withdrawals from and to issue drafts against the Custodial Accounts for P&I and the Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. Each Custodial Account for P&I and each Custodial Account for Reserves shall bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Servicer, in substantially one of the following forms:

          (a) With respect to the Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for WaMu Asset Acceptance Corp., its successors and assigns, for various owners of interests in WaMu Asset Acceptance Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for WaMu Asset Acceptance Corp.;

          (b) With respect to the Custodial Account for Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for WaMu Asset Acceptance Corp., its successors and assigns for various mortgagors and/or various owners of interests in WaMu Asset Acceptance Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for WaMu Asset Acceptance Corp. and various Mortgagors.

     The Servicer hereby undertakes to assure remittance to the Certificate Account of all amounts relating to the Mortgage Loans that have been collected by any Servicer and are due to the Certificate Account pursuant to Section 4.01 of this Agreement.

     Funds held in the Custodial Account for P&I and the Custodial Account for Reserves may, at the Servicer's option, be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Withdrawal Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Withdrawal Date), or
(ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.03. The Investment Account; Eligible Investments.(a) Not later than the Withdrawal Date, the Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Investment Account, in an amount representing:

          (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicers which were due on the related Due Date, net of the Servicing Fees due the applicable Servicers and less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts;

          (ii) Payoffs and the proceeds of other types of liquidations of the Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable Payoff Period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts; and

          (iii) Curtailments received by the applicable Servicers in the Prior Period.

     At its option, the Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.07 or Section 2.08 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Servicer with the Investment Depository in an Investment Account in the name of the Servicer and the Trust for investment only as set forth in this Section
3.03. The Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

     (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.04. The Certificate Account.

     (a) On or prior to the Closing Date, the Trustee shall establish the Certificate Account, which shall be entitled "WaMu Asset Acceptance Corp. Certificate Account under the Pooling and Servicing Agreement, dated as of [_____], among WaMu Asset Acceptance Corp., as depositor, [________], as Servicer, [_____], as the Trustee, and [_____], as the Delaware Trustee, for the benefit of WaMu Mortgage Pass-Through Certificates Series [_____] Trust created pursuant thereto". Promptly after the Closing Date, the Trustee shall communicate to the Servicer the account number and wiring instructions for the Certificate Account.

     Not later than the Business Day prior to the related Distribution Date, the Servicer shall direct the Investment Depository to deposit into the Certificate Account the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Holders of the Certificates are entitled or which are necessary for payment of any Special Primary Insurance Premiums. In addition, not later than the Business Day prior to the Distribution Date, the Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Servicer pursuant to Section 4.02 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation) not previously deposited in the Custodial Accounts for P&I or the Investment Account, and any amounts paid by the Servicer in connection with the exercise of its option to terminate this Agreement pursuant to Section
9.01 or any other purchase of Mortgage Loans permitted by this Agreement.

     (b) Funds held in the Certificate Account shall be invested at the written direction of the Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings. The Servicer shall be entitled to receive any gains earned on such Eligible Investments and shall bear any losses suffered in connection therewith. If the Trustee has not received such written investment directions from the Servicer, the Trustee shall not invest funds held in the Certificate Account. The Trustee shall have no liability for any losses on investments of funds held in the Certificate Account.

     Section 3.05. Permitted Withdrawals from the Certificate Account, the Investment Account and Custodial Accounts for P&I and of Buydown Funds from the Buydown Fund Accounts.

     (a) The Servicer is authorized to make withdrawals (or, in the case of the Certificate Account, to direct the Trustee to make withdrawals), from time to time, from the Investment Account, the Certificate Account or the Custodial Accounts for P&I established by the Servicers of amounts deposited therein in respect of the Certificates (and, to the extent applicable, to make deposits of the amounts withdrawn), as follows:

          (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.02 or a Selling and Servicing Contract, such right to reimbursement pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

          (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Servicer pursuant to Section 3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the


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


     restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

          (iii) To pay to itself, with respect to the related Mortgage Loans, the Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Servicer have been made;

          (iv) To reimburse itself or the applicable Servicer for advances made with respect to related Mortgage Loans (except for Mortgage Loans purchased pursuant to a Purchase Obligation or pursuant to the second or third sentence of the third paragraph of Section 3.01) which the Servicer has determined to be Nonrecoverable Advances;

          (v) To pay to itself reinvestment earnings deposited or earned in the Investment Account and the Certificate Account to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

          (vi) To deposit to the Investment Account amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal;

          (vii) To deposit in the Certificate Account, not later than the Business Day prior to the related Distribution Date, the amounts in the Investment Account specified in Section 3.04(a);

          (viii) To pay on behalf of the Trustee any Special Primary Insurance Premium payable by the Trustee pursuant to Section 4.01(a); provided, the Servicer shall give written notice thereof to the Trustee prior to noon New York City time two Business Days prior to the applicable Distribution Date; and

     after making or providing for the above withdrawals

          (ix) To clear and terminate the Investment Account and the Certificate Account following termination of this Agreement pursuant to Section 9.01.

     Since, in connection with withdrawals pursuant to paragraphs (i) and (ii), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

     (b) The Servicer or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account, is authorized to make withdrawals, from time to time, of Buydown Funds from the Buydown Fund Account or Custodial Account for P&I established by any Servicer under its supervision (and, to the extent applicable, to make deposits of the amounts withdrawn), as follows:

          (i) To deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;


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


          (ii) In the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

          (iii) In the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

          (iv) To clear and terminate the portion of any account representing Buydown Funds following termination of this Agreement pursuant to Section 9.01;

     (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to
Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

     (d) Each Servicer is authorized to make withdrawals, from time to time, from the related Custodial Account for P&I, (i) to pay to itself, with respect to the related Mortgage Loans, the Servicing Fee and (ii) to reimburse itself for expenses to the same extent that the Servicer is authorized to make withdrawals to reimburse such Servicer for expenses pursuant to clauses (i),
(ii) and (iv) of Section 3.05(a), in the case of each of clause (d)(i) and
(d)(ii), to the extent no prior withdrawals of such amounts have been made by such Servicer or the Servicer.

     Section 3.06. Maintenance of Primary Insurance Policies; Collections Thereunder. The Servicer shall use commercially reasonable efforts to keep, or to cause all Servicers to keep, in full force and effect each Primary Insurance Policy (except any Special Primary Insurance Policy) required with respect to a Mortgage Loan until no longer required, and the Servicer shall use commercially reasonable efforts to keep in full force and effect each Special Primary Insurance Policy, if any. Notwithstanding the foregoing, the Servicer shall have no obligation to maintain any Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the Appraised Value of the related Mortgaged Property, unless required by applicable law.

     Unless required by applicable law, the Servicer shall not cancel or refuse to renew, or allow any Servicer under its supervision to cancel or refuse to renew, any Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Servicer nor any Servicer shall advance funds for the payment of any premium due under (i) any Primary Insurance Policy (other than a Special Primary Insurance Policy) if it shall determine that such an advance would be a Nonrecoverable Advance or (ii) any Special Primary Insurance Policy.

     Section 3.07. Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon


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foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a
Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Servicer from the Investment Account or the Certificate Account. Such insurance shall be with insurers approved by the Servicer and Fannie Mae or Freddie Mac. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section
3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trust, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

     Section 3.08. Enforcement of Due-on-Sale Clauses; Assumption Agreements. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trust the Trust's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Servicer is prohibited from exercising such right, the Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by any related Primary Insurance Policy. The Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall not enter into any substitution or assumption with respect to a Mortgage Loan if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause REMIC I to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the startup day under the REMIC Provisions. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the


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


original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.09. Realization Upon Defaulted Mortgage Loans. The Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if the Servicer is aware of evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

     The Servicer may enter into one or more special servicing agreements with a Lowest Class B Owner, subject to each Rating Agency's acknowledgment that the Ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such Lowest Class B Owner may (a) instruct the Servicer to instruct


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


a Servicer to the extent permitted under the applicable Selling and Servicing Contract to commence or delay foreclosure proceedings with respect to related delinquent Mortgage Loans, provided that the Lowest Class B Owner deposits a specified amount of cash with the Servicer that will be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had such Servicer acted pursuant to its normal servicing procedures, (b) purchase such delinquent Mortgage Loans from the Trust immediately prior to the commencement of foreclosure proceedings at a price equal to the aggregate outstanding Principal Balance of such Mortgage Loans plus accrued interest thereon at the applicable Mortgage Interest Rate through the last day of the month in which such Mortgage Loans are purchased and/or (c) assume all of the servicing rights and obligations with respect to such delinquent Mortgage Loans so long as (i) the Servicer has the right to transfer the servicing rights and obligations of such Mortgage Loans to another servicer and (ii) such Lowest Class B Owner will service such Mortgage Loans in accordance with the applicable Selling and Servicing Contract.

     REMIC I shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that REMIC I acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the Trust, but in any event within three years after its acquisition by the Servicer for REMIC I unless the Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by REMIC I of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of REMIC I as defined in
Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by REMIC I is located or cause REMIC I to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by REMIC I is located at any time that any Certificates are outstanding. The Servicer shall conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer and the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed.


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


Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     Notwithstanding any other provision of this Agreement, the Servicer and the Trustee, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Servicer or the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code
Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code
Section 881(c)(3)(C) with respect to REMIC I or the depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

     Section 3.10. Trustee to Cooperate; Release of Mortgage Files. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. The Servicer shall promptly notify the Trustee thereof by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File; provided, however, that such certification shall not be required if the Mortgage File is held by a Custodian which is also the related Servicer of the Mortgage Loan. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release, or cause to be released, the related Mortgage File to the Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Servicer is authorized (i) to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage
Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Servicer to the person or persons entitled thereto, and (ii) with respect to any MERS Loan, to cause the removal of such Mortgage Loan from registration on the MERS'r' System. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Servicer by the Trustee or from the Certificate Account, the related Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request and trust receipt the related Mortgage File to the Servicer or the related Servicer as indicated by the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a


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


certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Servicer.

     Section 3.11. Compensation to the Servicer and the related Servicers. As compensation for its activities hereunder, the Servicer shall be entitled to receive from the Investment Account and the Certificate Account the amounts provided for by Section 3.05(a)(iii). The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor, except as specifically provided herein.

     As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the related Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract to the extent not inconsistent with this Agreement (including Section 3.05(d)). Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, other than Special Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

     Section 3.12. Reports to the Trustee; Certificate Account Statement. Not later than 15 days after each Distribution Date, the Servicer shall forward a statement, certified by a Servicing Officer, to the Trustee setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). The Trustee shall make available such statements to any Certificateholder upon request at the expense of the Servicer. Such statement shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the Trust through foreclosure, deed in lieu of foreclosure or other exercise of the Trust's security interest in the Mortgaged Property.

     Section 3.13. Annual Statement as to Compliance. The Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Servicer, should the Servicer fail to so provide such copies.


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


     Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. In the event that the Certificates are legal for investment by federally-insured savings associations, the Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding such Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section 3.15. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Servicer, at its expense, shall furnish to the Trustee a copy of a report delivered to the Servicer by a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) to the effect that, on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, the Servicer has complied with certain minimum residential mortgage loan servicing standards in its role as Servicer with respect to the servicing of residential mortgage loans (including the Mortgage Loans) during the most recently completed fiscal year. In rendering its report such firm may rely, (a) as to matters relating to the Certificates, upon a statistical sampling of series of mortgage-backed certificates which may include the Certificates and (b) as to matters relating to the direct servicing of residential mortgage loans by subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those subservicers.

     Section 3.16. [Reserved.]

     Section 3.17. [Reserved.]

     Section 3.18. [Reserved.]

     Section 3.19. [Reserved.]

     Section 3.20. Assumption or Termination of Selling and Servicing Contracts by Trustee. In the event the Servicer, or any successor Servicer, shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Servicer under the Selling and Servicing Contracts with respect to the related Mortgage Loans unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to such Mortgage Loans in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein with respect to the related Mortgage Loans and to have replaced the Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to such Mortgage Loans had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Selling and


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


Servicing Contracts with respect to the Servicer's duties to be performed prior to its termination hereunder.

     The Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being master serviced by the Servicer and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the related Selling and Servicing Contracts relating to such Mortgage Loans to the assuming party.

                                   ARTICLE IV

               Payments to Certificateholders; Payment of Expenses

     Section 4.01. Distributions to Certificateholders; Payment of Special Primary Insurance Premiums.

     (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall (i) subject to Section 3.05(a)(viii), withdraw from the Certificate Account any Special Primary Insurance Premium payable on such Distribution Date and pay such amount to the insurer under the applicable Special Primary Insurance Policy and (ii) withdraw from the Certificate Account the Available Distribution Amount for such Distribution Date and distribute, from the amount so withdrawn, to the extent of the Available Distribution Amount, the Distribution Amount to the Certificateholders, all in accordance with the written statement received from the Servicer pursuant to Section 4.02(b). Any Special Primary Insurance Premiums distributed pursuant to clause (i) above shall be distributed by any method specified in the respective Special Primary Insurance Policy as directed by the related insurer. Amounts distributed to the Certificateholders pursuant to clause (ii) above shall be distributed by wire transfer in immediately available funds for the account of, or by check mailed to, each such Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register.

     (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution upon the Class [_____] Certificates upon (i) the termination of REMIC I and (ii) the payment, or making provision for payment, of all liabilities of the Trust) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.01(c)(ii) and Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the Payoff Period, the Servicer has notified the Trustee in writing that it believes


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that the entire remaining unpaid Class Principal Balance of any Class of
Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agencies a notice to the effect that:

          (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

          (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

     Section 4.02. Advances by the Servicer; Distribution Reports to the
Trustee.

     (a) To the extent described below, the Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between (i) payments scheduled to be received in respect of Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments. The Servicer's obligation to make any advance or advances described in this Section
4.02 is effective only to the extent that such advance is, in the good faith judgment of the Servicer made on or before the second Business Day prior to each Distribution Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

     Prior to the close of business on the second Business Day prior to each Distribution Date, the Servicer shall determine whether or not it will make a Monthly P&I Advance on the Business Day prior to such Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a written statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be advanced on account of principal and interest in respect of the Mortgage Loans, stated separately.

     In the event that the Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.02, used by the Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date with respect to the Mortgage Loans shall be less than payments to Certificateholders required to be made on such date with respect to the Mortgage Loans. Under each Selling and Servicing Contract, the Servicer is entitled to receive from the Custodial Accounts for P&I established by the related


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Servicers amounts received by the applicable Servicers on particular Mortgage
Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Servicer has made an unreimbursed advance of principal and interest. The Servicer is also entitled to receive other amounts from the related Custodial Accounts for P&I established by the related Servicers to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by such Servicers. The Servicer shall deposit these amounts in the Investment Account prior to withdrawal pursuant to Section 3.05.

     In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Servicer from cash in the Investment Account or the Certificate Account to the extent that the Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.03.

     (b) Prior to noon New York City time two Business Days prior to each Distribution Date, the Servicer shall provide (x) the Trustee and (y) the Company (if the Company is no longer acting as Servicer) with a statement in writing of (1) the amount, as applicable, of (i) interest, (ii) the interest portion, if any, of Realized Losses, (iii) Uncompensated Interest Shortfall,
(iv) scheduled principal, (v) Principal Prepayments, (vi) Liquidation Principal,
(vii) Subsequent Recoveries, (viii) the principal portion of Realized Losses (after giving effect to any reduction thereof by application of any Cumulative Carry-Forward Subsequent Recoveries Amount), (ix) the Residual Distribution Amount and (x) the Excess Liquidation Proceeds to be distributed or allocated, as applicable, to each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definition of "Distribution Amount" and Section 4.01 hereof and other related definitions set forth in
Article I hereof); (2) the applicable Class Principal Balance after giving effect to such distributions and allocations; (3) the Cumulative Carry-Forward Subsequent Recoveries Amount for such Distribution Date; and (4) the amount of any Special Primary Insurance Premium payable on such Distribution Date.

     Section 4.03. Nonrecoverable Advances. Any advance previously made by a Servicer pursuant to its Selling and Servicing Contract with respect to a Mortgage Loan or by the Servicer that the Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise with respect to such Mortgage Loan or recoverable as late Monthly Payments with respect to such Mortgage Loan shall be a Nonrecoverable Advance. The determination by the Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Servicer is a party, (a) the Servicer and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Servicer or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Servicer and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i),
(ii) and (iv) of this Agreement.

     Section 4.04. Statements to Certificateholders. With each distribution from the Certificate Account on a Distribution Date, the Trustee shall send to each Rating Agency and


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shall make available to each Certificateholder the statement required by Section
4.02(b). The Trustee may make available such statement and certain other information, including, without limitation, information required to be provided by the Trustee pursuant to Sections 3.12 and 3.13, to Certificateholders through the Trustee's Corporate Trust home page on the world wide web. Such web page is currently located at "www.sf.citidirect.com." The location of such web page and the procedures used therein are subject to change from time to time at the Trustee's discretion.

     Upon request by any Certificateholder or Rating Agency or the Trustee, the Servicer shall forward to such Certificateholder or Rating Agency and the Trustee and the Company (if the Company is no longer acting as Servicer) an additional report which sets forth with respect to the Mortgage Loans:

          (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

          (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trust's security interest in the Mortgage Loans; and

          (c) The cumulative amount of Realized Losses allocated to the related Certificates since the Cut-Off Date.

     Upon request by any Certificateholder, the Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

     The Company may make available any reports, statements or other information to Certificateholders through the Company's home page on the world wide web. As of the Closing Date, such web page is located at "www.__________.com" and information is available by clicking on "________".

                                    ARTICLE V

                                The Certificates

     Section 5.01. The Certificates.

     (a) The Certificates shall be substantially in the forms set forth in Exhibit A with the additional insertion from Exhibit H attached hereto, and shall be executed by the Trustee on behalf of the Trust, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered (i) upon and pursuant to the order of the Company and (ii) upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations. Certificates shall be executed by manual or facsimile signature on behalf of the Trust by authorized officers of the Trustee. Certificates bearing the manual or


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facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

          (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
     (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among


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


          other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

          (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

          (iii) (A) If any "disqualified organization" (as defined in Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. Neither the Trust nor the Trustee shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in


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     fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

          (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated by the Company and the Trustee, provided that there shall have been delivered to the Trustee the following:

               (A) written notification from each of the Rating Agencies to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause REMIC I to cease to qualify as a REMIC and will not create a risk that (1) REMIC I may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to


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          a Person which is not a Permitted Transferee or (2) a
          Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

          (vi) The following legend shall appear on all Residual Certificates:

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [_____] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [_____] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (vii) The Tax Matters Person for REMIC I, while not a Disqualified Organization, shall be the tax matters person for REMIC I within the meaning of Section 6231(a)(7) of the Code and Treasury Regulation Section 1.860F-4(d).

     (d) In the case of any Junior Subordinate Certificate presented for registration in the name of any Person, the Trustee shall require (i) an officer's certificate substantially in the form of Exhibit N attached hereto acceptable to and in form and substance satisfactory to the Trustee and the Company, which officer's certificate shall not be an expense of the Trust, the Trustee, the Servicer or the Company, and (ii) only if such officer's certificate indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.


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     In the case of any Residual Certificate presented for registration in the name of any Person, the Trustee shall require (i) a Transferee Affidavit and Agreement which includes the representation set forth in paragraph 19 of the form attached hereto as Exhibit J and (ii) only if the representation set forth in such paragraph 19 indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.

     (e) No transfer, sale, pledge or other disposition of a Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Junior Subordinate Certificate shall be deemed to be made in accordance with this
Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, to the effect that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Trust or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agencies. Notwithstanding the foregoing, any Junior Subordinate Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

     (f) To effectuate a Certificate transfer of a Junior Subordinate Certificate in accordance with this Section 5.01(f), the proposed transferee of such Certificate must provide the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trust, the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to


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indemnify the Trust, the Trustee, the Company, and the Certificate Registrar
against any liability that may result if transfer is not made in accordance with this Agreement.

     (g) (1) In the case of any ERISA Restricted Certificate presented for registration in the name of any Person, the prospective transferee shall be required to provide the Trustee and the Company (A) an officer's certificate substantially in the form of Exhibit O attached hereto acceptable to and in form and substance satisfactory to the Trustee and the Company, which officer's certificate shall not be an expense of the Trust, the Trustee, the Delaware Trustee, the Servicer or the Company, and (B) only if such officer's certificate indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.

          (2) Notwithstanding the foregoing, a certification (and, if applicable, a Benefit Plan Opinion) as described in Section 5.01(g)(1) above will not be required with respect to the transfer of any ERISA Restricted Certificate to a Clearing Agency, or for any subsequent transfer of any interest in a ERISA Restricted Certificate for so long as such Certificate is a Book-Entry Certificate (each such ERISA Restricted Certificate, a "Book-Entry ERISA Restricted Certificate"). Any transferee of a Book-Entry ERISA Restricted Certificate will be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either (i) such transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any person (including an investment manager, a named fiduciary or a trustee of any such plan) acting, directly or indirectly, on behalf of or purchasing such Certificate with "plan assets" of any such plan (a "Plan Investor"), (ii) such transferee is an insurance company, the source of funds to be used by it to acquire or hold such Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (ii), a "Complying Insurance Company") or (iii) such Certificate was rated "BBB-" or better (or its equivalent) by at least one of the Rating Agencies at the time of such transferee's acquisition of such Certificate (or interest therein).

          (3) If any Book-Entry ERISA Restricted Certificate (or any interest therein) is acquired or held in violation of the provisions of Section 5.01(g)(2) above, then the last preceding transferee that either (i) is not a Plan Investor, (ii) is a Complying Insurance Company or (iii) acquired such Certificate at a time when such Certificate was rated "BBB-" or better (or its equivalent) by at least one of the Rating Agencies shall be restored, to the extent permitted by law, to all rights and obligations as Beneficial Holder thereof retroactive to the date of transfer of such Certificate by such preceding transferee. Neither the Trust nor the Trustee shall be under any liability to any Person for making any payments due on such Certificate to such preceding transferee.

          (4) Any purported Beneficial Holder whose acquisition or holding of any Book-Entry ERISA Restricted Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.01(g) shall indemnify and hold harmless the Company, the Trustee, the Delaware Trustee, the Servicer, the Trust and the Underwriters from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.


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     Section 5.02. Certificates Issuable in Classes; Distributions of Principal
and Interest; Authorized Denominations. The aggregate principal amount of the Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to
Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Certificate Interest Rates, initial Class Principal Balances and Final Maturity Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

     Section 5.03. Registration of Transfer and Exchange of Certificates. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate to the Trustee at the Corporate Trust Office of the Trustee, or such other address or agency as may hereafter be provided to the Servicer in writing by the Trustee, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Certificate Principal Balance or Percentage Interest, as applicable, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee on behalf of the Trust shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

     A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

     All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

     Section 5.04. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any


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Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them and the Trust harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Certificate Principal Balance or Percentage Interest as applicable. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in REMIC I (or with respect to the Class [_____] Certificates, the residual ownership interests in REMIC I) as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

     Section 5.05. Persons Deemed Owners. The Company, the Servicer, the Trust, the Trustee, the Delaware Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Servicer, the Trust, the Trustee, the Delaware Trustee, the Certificate Registrar nor any agent of the Company, the Servicer, the Trust, the Trustee or the Delaware Trustee shall be affected by notice to the contrary.

     Section 5.06. Temporary Certificates. Upon the initial issuance of the Certificates, the Trustee on behalf of the Trust may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B and H hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form of temporary Certificates.

     If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days after the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee on behalf of the Trust shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.


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     Section 5.07. Book-Entry for Book-Entry Certificates. Notwithstanding the
foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

          (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

          (b) the Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

          (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this Section
     5.07 shall control; and

          (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take


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conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

     Section 5.08. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

     Section 5.09. Definitive Certificates. If (a) the Clearing Agency or the Servicer, with the consent of the applicable DTC Participants, notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Servicer is unable to locate a qualified successor, (b) the Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee on behalf of the Trust shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Servicer, the Trust nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

     Section 5.10. Office for Transfer of Certificates. The Trustee shall maintain in New York, New York an office or agency where Certificates may be surrendered for registration of transfer or exchange. The Corporate Trust Office is initially designated for said purposes.

     Section 5.11. Nature of Certificates. The Certificates shall be personal property giving only the rights specifically set forth therein and in this Agreement. The Certificates shall have no preemptive or similar rights and when issued and delivered to the Holders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Holders of the Certificates, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. THE RECEIPT AND ACCEPTANCE OF A CERTIFICATE OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR


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ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT,
SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH CERTIFICATE OF ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

                                   ARTICLE VI

                          The Company and the Servicer

     Section 6.01. Liability of the Company and the Servicer. The Company and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Servicer, as applicable, herein.

     Section 6.02. Merger or Consolidation of the Company or the Servicer. Any Corporation into which either the Company or the Servicer may be merged or consolidated, or any Corporation resulting from any merger, conversion or consolidation to which either the Company or the Servicer shall be a party, or any Corporation succeeding to the business of either the Company or the Servicer, shall be the successor of the Company or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. Limitation on Liability of the Company, the Servicer and Others. Neither the Company nor the Servicer nor any of the directors, officers, employees or agents of the Company or the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken by such Person or by any Servicer or for such Person's or such Servicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. Each of the Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. Each of the Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Each of the Company and the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that either the Company or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable with


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respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and each of the Company and the Servicer, as the case may be, shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

     Section 6.04. The Company and the Servicer not to Resign. Each of the Company and the Servicer shall not resign from the respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 7.02 hereof.

     If the [________] is no longer acting as Servicer, then the successor Servicer shall give prompt written notice to the Company of any information received by such successor Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.

     Section 6.05. Trustee Access. The Servicer shall afford the Company and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Servicer, in respect of the Mortgage Loans and in respect of its rights and obligations hereunder and access to such of its officers as are responsible for such obligations. Upon reasonable request, the Servicer, shall furnish the Company and the Trustee with its most recent financial statements (or, for so long as the [__________] is the Servicer, the most recent consolidated financial statements for the Company appearing in the audited financial statements of Washington Mutual, Inc., or the entity with whose financial statements the financial statements of the Company are consolidated) and such other information as it possesses, and which it is not prohibited by law or, to the extent applicable, binding obligations to third parties with respect to confidentiality from disclosing, regarding its business, affairs, property and condition, financial or otherwise.

                                   ARTICLE VII

                                     Default

     Section 7.01. Events of Default. (a) In case one or more of the following Events of Default by the Servicer or by a successor Servicer shall occur and be continuing, that is to say:

          (i) Any failure by the Servicer to deposit into the Certificate Account any payment required to be deposited therein by the Servicer under the terms of this Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC I; or


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          (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC I;
     or

          (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) The Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

          (v) The Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) Any failure of the Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC I, by notice in writing to the Company and the Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Servicer, including its right to the Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the


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


termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

     Notwithstanding the foregoing, if an Event of Default described in clause
(vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee, subject to the last sentence of this paragraph, shall permit the Servicer to resume its rights and obligations as Servicer hereunder. The Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this Section 7.01(a). The Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Servicer to resume its rights and obligations as Servicer hereunder.

     (b) In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

          (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC I; or

          (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or


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


          (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC I, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

     (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain Percentage Interest in REMIC I may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

     Section 7.02. Trustee to Act; Appointment of Successor.

     (a) On and after the date on which the Servicer receives a notice of termination pursuant to Section 7.01 or the Servicer resigns pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising on or after such date of termination or resignation placed on the Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Servicer prior to such date of termination or resignation and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Servicer had continued to act hereunder, except for those amounts due to the Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.


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


     (b) In connection with any termination or resignation of the Servicer hereunder, in the event that any of the Mortgage Loans are MERS Loans, either
(i) the successor Servicer (including the Trustee if the Trustee is acting as successor Servicer) shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Loans, in which case the predecessor Servicer shall cooperate with the successor Servicer in registering the transfer of servicing of the MERS Loans to the successor Servicer on the MERS'r' System in accordance with MERS' rules and procedures, or
(ii) if the successor Servicer is not a member of MERS, the predecessor Servicer shall cooperate with the successor Servicer in (A) de-registering the MERS Loans from the MERS'r' System and (B) causing MERS to execute and deliver an assignment from MERS to the Trust of the Mortgage securing each MERS Loan in recordable form and in the form otherwise provided under clause (X)(iii) of the definition of "Mortgage File" herein and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect such de-registration and assignment. The predecessor Servicer shall bear any and all fees of MERS and all fees and costs of preparing and recording any assignments of Mortgages as required under this Section 7.02(b).

     Section 7.03. Notification to Certificateholders. Upon any such termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

                                  ARTICLE VIII

                             Concerning the Trustees

     Section 8.01. Duties of Trustees.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it which are specifically required to be furnished to it pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Servicer to the Trustee pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee or the Delaware Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:


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     (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement,

     (ii) Neither the Trustee nor the Delaware Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Delaware Trustee, and, in the absence of bad faith on the part of the Trustee or the Delaware Trustee, such trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such trustee and conforming to the requirements of this Agreement; and

     (iii) Neither the Trustee nor the Delaware Trustee shall be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of REMIC I relating to the time, method and place of conducting any proceeding for any remedy available to such trustee, or relating to the exercise of any trust or power conferred upon such trustee under this Agreement.

     (d) Within ten Business Days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agencies notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agencies) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agencies shall be given until at least 30 days after the occurrence thereof.

     (e) The immediately following sentence shall constitute the Trustee's notice required by the U.S. Patriot Act. In order to comply with its duties under the U.S. Patriot Act, the Trustee shall obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party's name, address, and other identifying information.

     Section 8.02. Certain Matters Affecting the Trustees. Except as otherwise provided in Section 8.01:

          (i) Each of the Trustee and the Delaware Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document


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


     believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) Each of the Trustee and the Delaware Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither the Trustee nor the Delaware Trustee shall be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Delaware Trustee shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC I; provided, however, that if the payment within a reasonable time to the Trustee or the Delaware Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of such trustee, not reasonably assured to such trustee by the security, if any, afforded to it by the terms of this Agreement, such trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

          (v) Each of the Trustee and the Delaware Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys selected by it with reasonable care or (as in the case of the Initial Custodian) designated by the Company;

          (vi) Neither the Trustee nor the Delaware Trustee shall be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Notice Address of such trustee;

          (vii) In no event shall the Trustee or the Delaware Trustee be held liable for acts or omissions of the Servicer or the other trustee (excepting the Trustee's own actions as Servicer). No provision of this Agreement shall require the Trustee or the Delaware Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (except for the giving of required notices), or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;


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          (viii) When the Trustee is acting as Servicer pursuant to Section
     7.02, and to the extent permitted under applicable law, the Trustee is hereby authorized, in making or disposing of any investment permitted hereunder, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or its affiliate is acting as an agent of the Trustee or of any third person or dealing as principal for its own account.

          (ix) Except as expressly provided in this Agreement, in no event shall the Trustee be under any duty or obligation to monitor, determine, investigate or compel compliance by the Trust with the requirements of the Statutory Trust Statute; and

          (x) In no event shall the Trustee be obligated or responsible for preparing, executing, filing or delivering in respect of the Trust or another party either (A) any report or filing required by the Securities and Exchange Commission to be prepared, executed, filed or delivered in respect of the Trust or another party or (B) any certification in respect of a report or filing required by the Securities and Exchange Commission.

     Section 8.03. Trustees Not Liable for Certificates or Mortgage Loans. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee and the Delaware Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company or the Trust, as applicable, and neither the Trustee nor the Delaware Trustee assumes any responsibility for their correctness. Neither the Trustee nor the Delaware Trustee makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. Neither the Trustee nor the Delaware Trustee shall be accountable for the use or application by the Company or the Trust, as applicable, of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer, a Servicer or the Company in respect of the Mortgage Loans or deposited into the Custodial Accounts for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Servicer or the Company.

     Section 8.04. Trustees May Own Certificates. The Trustee, the Delaware Trustee or any agent or affiliate of such trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not trustee.

     Section 8.05. The Servicer to Pay Trustees' Fees and Expenses. Subject to separate written agreements with the Trustee and the Delaware Trustee, the Servicer covenants and agrees to, and the Servicer shall, pay each of the Trustee and the Delaware Trustee from time to time, and such trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of such trustee. Except as otherwise expressly provided herein, the Servicer shall pay or reimburse each of the Trustee and the Delaware Trustee upon such trustee's request for all reasonable expenses and disbursements incurred or made by such trustee in accordance with any of the provisions of this Agreement and indemnify such trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ and any expenses


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which arise out of or are imposed upon the Trustee or the Delaware Trustee in connection with the creation, operation or termination of the Trust) except any such expense or disbursement as may arise from its own negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee or the Delaware Trustee. The Tax Matters Person shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to REMIC I required to be prepared or filed by the Trustee or the Delaware Trustee and shall indemnify the Trustee and the Delaware Trustee for any liability of such trustees arising from any error in such returns.

     Section 8.06. Eligibility Requirements for Trustees. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a Corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) acceptable to the Rating Agencies. If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such Corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Delaware Trustee hereunder shall at all times have its principal place of business in the State of Delaware and shall satisfy the applicable requirements under the laws of the State of Delaware authorizing it to act as the Delaware trustee of the Trust. In case at any time the Trustee or the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, such trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. Resignation and Removal of Trustees. Each of the Trustee and the Delaware Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee or the Delaware Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee or the Delaware Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of such trustee or of its property shall be appointed, or any public officer shall take charge or control of such trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove such trustee and appoint a successor trustee by written instrument, in duplicate, copies of which instrument shall be delivered to the trustee so removed, the trustee continuing in its capacity and the successor trustee.

     The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of REMIC I may at any time remove the Trustee or the Delaware Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or


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


their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee or the Delaware Trustee and appointment of a successor trustee pursuant to any of the provisions of this
Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08. Any expenses associated with the resignation of the Trustee or the Delaware Trustee shall be borne by such trustee, and any expenses associated with the removal of the Trustee or the Delaware Trustee shall be borne by the Servicer.

     Section 8.08. Successor Trustee. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Delaware Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agencies. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

     Section 8.09. Merger or Consolidation of Trustee. Any Corporation into which the Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee or the Delaware Trustee shall be a party, or any Corporation succeeding to the corporate trust business of such trustee, shall be the successor of such trustee hereunder, provided such resulting or successor Corporation shall be eligible under the provisions of
Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the assets of the Trust may at the time be located, the Servicer and the Trustee or the Delaware Trustee, as applicable, acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by such


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trustee to act as co-trustee or co-trustees, jointly with such trustee, or separate trustee or separate trustees, of all or any part of the assets of the Trust and to vest in such Person or Persons, in such capacity, such title to the assets of the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee or the Delaware Trustee, as applicable, may consider necessary or desirable; provided, that the Trustee or the Delaware Trustee, as applicable, shall remain liable for all of its obligations and duties under this Agreement. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee or the Delaware Trustee, as applicable, alone shall have the power to make such appointment; provided, that such trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee or the Delaware Trustee, as applicable, shall be conferred or imposed upon and exercised or performed by the Trustee or the Delaware Trustee, as applicable, and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee or the Delaware Trustee, as applicable (whether as Trustee or Delaware Trustee hereunder or as successor to the Servicer hereunder), such trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the assets of the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee or the Delaware Trustee, as applicable.

     Any notice, request or other writing given to the Trustee or the Delaware Trustee shall be deemed to have been given to each of the then related separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or the Delaware Trustee, as applicable, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee or the Delaware Trustee, as applicable. Every such instrument shall be filed with the Trustee or the Delaware Trustee, as applicable.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee or the Delaware Trustee, as applicable, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee or the Delaware Trustee, as applicable, to the extent permitted by law, without the appointment of a new or successor trustee.


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     Section 8.11. Authenticating Agents. The Trustee may appoint one or more
Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation, trust company or banking association organized and doing business under the laws of the United States of America or of any state, having an office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Servicer. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this
Section 8.11, the Trustee may appoint, upon prior written approval of the Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

     Section 8.12. Paying Agents. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01(a) and Section 9.01(b) to the extent directed to do so by the Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation, trust company or banking association organized and doing business under the laws of the United States of America or of any state, having an office and


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


place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

     Section 8.13. Duties of Delaware Trustee.

     (a) The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of
Section 3807(a) of the Statutory Trust Statute that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the Trustee.

     (b) The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware, (ii) the execution of any certificates with respect to the Trust required to be filed with the Secretary of State which the Delaware Trustee is required to execute under
Section 3811 of the Statutory Trust Statute and (iii) such other duties as are set forth in this Article VIII. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Holders of the Certificates, it is hereby understood and agreed by the parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement.

     Section 8.14. Amendment to Certificate of Trust. If at any time required by
Section 3810 of the Statutory Trust Statute, the Trustee, the Delaware Trustee and any other trustee of


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


the Trust shall cause an amendment to the Certificate of Trust to be filed with the Secretary of State in accordance with the provisions of such Section 3810.

     Section 8.15. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust and (b) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

                                   ARTICLE IX

                                   Termination

     Section 9.01. Termination Upon Purchase by the Servicer or Liquidation of All Mortgage Loans.

     (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Servicer to make payments to Certificateholders as hereafter set forth, the Trust and the respective obligations and responsibilities of the Company, the Servicer, the Trustee and the Delaware Trustee created hereby shall terminate in accordance with Section 3808 of the Statutory Trust Statute upon (i) the purchase by the Servicer pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans (other than Liquidated Mortgage Loans), all property acquired in respect of any Mortgage Loan remaining in the Trust and all other property included in any REMIC formed under this Agreement at a price equal, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such purchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such purchase by the Servicer to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) without duplication, the appraised fair market value as of the effective date of the termination of the Trust of (A) all property in the Trust which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property included in the REMIC formed under this Agreement, any such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee, less the sum of all unreimbursed advances made by the Servicer pursuant to this Agreement or by a Servicer pursuant to its Selling and Servicing Contract, other than advances made with respect to Mortgage Loans as to which the Servicer expects at the time of such purchase, in its sole judgment, that foreclosure is not imminent, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to the Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P.


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Kennedy, the late ambassador of the United States of America to the Court of St.
James's, living on the date hereof. Neither the Servicer nor any Servicer shall have any further right to reimbursement by the Trust for any advance that is used to reduce the purchase price of the Mortgage Loans pursuant to the immediately preceding sentence.

     On any Distribution Date after the first date on which the aggregate Principal Balance of the Mortgage Loans is less than the Clean-Up Call Percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer may purchase the outstanding Mortgage Loans (other than Liquidated Mortgage Loans), all property acquired in respect of any Mortgage Loan remaining in the Trust and all other property included in the REMIC formed under this Agreement at the price stated in clause (i) of the preceding paragraph; provided, that the Servicer may not so purchase the outstanding Mortgage Loans (other than Liquidated Mortgage Loans), all property acquired in respect of any Mortgage Loan remaining in the Trust and all other property included in the REMIC formed under this Agreement if the price stated in clause (i) of the preceding paragraph exceeds the fair market value, determined in accordance with prudent industry practices, of all outstanding Mortgage Loans (other than Liquidated Mortgage Loans), all property acquired in respect of any Mortgage Loan remaining in the Trust and all other property included in the REMIC formed under this Agreement. If such right is exercised, the Servicer shall provide to the Trustee and to the Company the written certification of an officer of the Servicer (which certification shall include a statement to the effect that all amounts required to be paid in order to purchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee on behalf of the Trust shall promptly execute all instruments as may be necessary to release and assign to the Servicer the Mortgage Loans (other than Liquidated Mortgage Loans), all property acquired in respect of any Mortgage Loan remaining in the Trust and all other property included in the REMIC formed under this Agreement.

     In no event shall the Servicer be required to expend any amounts other than those described in the first paragraph of this Section 9.01(a) in order to terminate the Trust or purchase the Mortgage Loans under this Section 9.01, and in no event shall the Company be required to expend any amounts in connection with such termination or purchase.

     (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Servicer shall give a second


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


written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Servicer may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     Upon the completion of winding up of the Trust, including the payment or the making reasonable provision for payment of all obligations of the Trust in accordance with Section 3808(e) of the Statutory Trust Statute, the Delaware Trustee shall prepare, the Trustee, the Delaware Trustee and any other trustee hereunder shall sign, and the Delaware Trustee (upon the Trustee's consent acting at the direction of the Servicer) shall file, a certificate of cancellation with the Secretary of State in accordance with Section 3810 of the Statutory Trust Statute, at which time the Trust and this Agreement shall terminate. The Servicer shall act as the liquidator of the Trust and shall be responsible for taking all actions in connection with winding up the Trust, in accordance with the requirements of this Agreement (including this Section 9.01 and Section 9.02) and applicable law.

     Section 9.02. Additional Termination Requirements.

     (a) In the event the Servicer exercises its purchase option as provided in
Section 9.01, REMIC I shall be terminated in accordance with the following additional requirements, unless the Servicer, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of REMIC I to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of REMIC I as described in
Section 860F of the Code, or (ii) cause REMIC I to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Tax Matters Person shall prepare the documentation required and the Tax Matters Person and the Trustee shall adopt a plan of complete liquidation on behalf of REMIC I meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Servicer, on behalf of REMIC I; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Servicer on behalf of the Trust shall sell all of the assets of REMIC I to the Servicer for cash in the amount specified in Section 9.01.

     (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Tax Matters Person and the Trustee to adopt such a plan of complete liquidation upon the written request of the Tax Matters Person and the Trustee and to take such other action in connection therewith as may be reasonably requested by the Tax Matters Person or the Trustee.


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


     Section 9.03. Trust Irrevocable. Except as expressly provided herein, the trust created hereby is irrevocable.

                                    ARTICLE X

                            Miscellaneous Provisions

     Section 10.01. Amendment.

     (a) This Agreement may be amended from time to time by the Servicer, the Company and the Trustee, without the consent of any of the Certificateholders:

          (i) to cure any ambiguity;

          (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein;

          (iii) to comply with any requirements imposed by the Code or any regulations thereunder;

          (iv) to correct the description of any property at any time included in REMIC I, or to assure the conveyance to the Trust of any property included in REMIC I;

          (v) pursuant to Section 5.01(c)(v); and

          (vi) to add any provision to, or amend any provision in, this Agreement, provided that such amendment or addition does not adversely affect in any material respect the interests of any Certificateholder;

provided, however, that any such amendment which modifies the rights or obligations of the Delaware Trustee hereunder shall require the consent of the Delaware Trustee. No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall change the powers of the Servicer. Prior to entering into any amendment (other than one entered into pursuant to clause (iii) of the second preceding sentence) without the consent of Certificateholders pursuant to this paragraph, the Trustee shall require an Opinion of Counsel addressed to the Trust and the Trustee to the effect that such amendment is permitted under this Agreement and has no material adverse effect on the interests of the Certificateholders; provided, however, that no such Opinion of Counsel shall be required if the Company obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Prior to entering into any amendment pursuant to clause (iii) of the third preceding sentence without the consent of Certificateholders pursuant to this paragraph, the Trustee shall require an Opinion of Counsel to the effect that such action is necessary or helpful to comply with the requirements imposed by the Code or any regulations thereunder and shall not cause the REMIC formed under this Agreement to fail to qualify as such under the Code.

     (b) This Agreement may also be amended from time to time by the Servicer, the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage


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


Interests aggregating not less than 66% of REMIC I for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Certificate Interest Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of REMIC I, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates; provided, further, that any such amendment which modifies the rights or obligations of the Delaware Trustee hereunder shall require the consent of the Delaware Trustee.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to the Delaware Trustee and each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

     It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Trust or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.


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


     No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC I shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.04. Access to List of Certificateholders. The Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

     If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding the same, agrees with the Servicer, the Trust, the Trustee and the Delaware Trustee that none of the Servicer, the Trust, the Trustee or the Delaware Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 10.05. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to its conflict of laws provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws provisions.

     Section 10.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to the applicable Notice Address. Notices to the Rating Agencies shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agencies. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. Counterpart Signatures. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.09. Benefits of Agreement. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10 and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 10.10. Notices and Copies to Rating Agencies.

     (a) The Trustee shall notify the Rating Agencies of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d); and

          (ii) the appointment of a successor Servicer pursuant to Section 7.02;

     (b) The Servicer shall notify the Rating Agencies of the occurrence of any of the following events, or in the case of clauses (iii), (iv), (vii) and (viii) promptly upon receiving notice thereof, in the manner provided in Section 10.06:

          (i) any amendment of this Agreement pursuant to Section 10.01;


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


          (ii) the appointment of a successor Trustee or successor Delaware Trustee pursuant to Section 8.08;

          (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Servicer or any Servicer;

          (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

          (v) the purchase of any Mortgage Loan pursuant to a Purchase Obligation or as permitted by this Agreement or the purchase of the outstanding Mortgage Loans pursuant to Section 9.01;

          (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

          (vii) the failure of the Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Servicer would make such advance pursuant to Section 4.02; and

          (viii) the failure of the Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.02.

The Servicer shall provide copies of the statements pursuant to Section 4.02,
Section 4.04, Section 3.12, Section 3.13 or Section 3.15 or any other statements or reports to the Rating Agencies in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.04, the Servicer shall provide such reports to the Rating Agencies in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee or the Delaware Trustee has requested such report for such Distribution Date.


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


     IN WITNESS WHEREOF, the Company, the Trustee and the Delaware Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                        WAMU ASSET ACCEPTANCE CORP.,
                                        as Depositor


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        [           ],
                                         -----------
                                        as Servicer


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        [     ],
                                         -----
                                        as Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        [     ],
                                         -----
                                        as Delaware Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

   [Signature page to Pooling and Servicing Agreement for WaMu Series [_____]]

                         ACKNOWLEDGEMENT OF CORPORATION

STATE OF ________ )
                  )   SS.
COUNTY OF _______ )

     I certify that I know or have satisfactory evidence that __________________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the _________________________ of WaMu Asset Acceptance Corp., to be the free and voluntary act of such party for the uses and purposes mentioned therein.

Dated this _________ day of ________, ____.

                                    ----------------------------------------
                                    Notary Public in and for the State of      ,
                                                                          -----
                                    residing at                                .
                                                -------------------------------
                                    My commission expires:                     .
                                                           --------------------

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK          )
                           )   SS.
COUNTY OF NEW YORK         )

     On this ___ day of ________ ____ before me, a Notary Public in and for said State, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacit(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


     Signature
               -------------------------

     (SEAL)

                                 ACKNOWLEDGEMENT

STATE OF DELAWARE          )
                           )   SS.
COUNTY OF NEWCASTLE        )

     On this ___ day of __________ ____ before me, a Notary Public in and for said State, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacit(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


     Signature
               -------------------------

(SEAL)